As filed with the Securities and Exchange Commission on March 9, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21316

THE KENSINGTON FUNDS
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-C, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

US Bancorp Fund Services, LLC
2020 East Finanical Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

Kensington Investment Group, Inc.
(800) 253-2949
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1.  Report to Stockholders.

ANNUAL REPORT

YEAR ENDED DECEMBER 31, 2006

THE KENSINGTON FUNDS

Real Estate Securities Fund

Strategic Realty Fund

Select Income Fund

International Real Estate Fund

Value-Added Strategies in

Real Estate Securities

THE KENSINGTON FUNDS

TABLE OF CONTENTS

A LETTER FROM THE PRESIDENT	1

KENSINGTON REAL ESTATE SECURITIES FUND
Results at a glance	6
Management’s discussion and analysis	8
Expense example	10
Schedule of Portfolio Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Other share class results	20

KENSINGTON STRATEGIC REALTY FUND
Results at a glance	22
Management’s discussion and analysis	24
Expense example	26
Schedule of Portfolio Investments	28
Statement of Assets and Liabilities	31
Statement of Operations	32
Statements of Changes in Net Assets	33
Statement of Cash Flows	36
Financial Highlights	38
Other share class results	40

KENSINGTON SELECT INCOME FUND
Results at a glance	42
Management’s discussion and analysis	44
Expense example	46
Schedule of Portfolio Investments	48
Statement of Assets and Liabilities	51
Statement of Operations	52
Statement of Changes in Net Assets	53
Statement of Cash Flows	55
Financial Highlights	56
Other share class results	58

KENSINGTON INTERNATIONAL REAL ESTATE FUND
Results at a glance	60
Management’s discussion and analysis	62
Expense example	64
Schedule of Portfolio Investments	66
Statement of Assets and Liabilities	69
Statement of Operations	70
Statement of Changes in Net Assets	71
Financial Highlights	74
Other share class results	76

NOTES TO THE FINANCIAL STATEMENTS	78

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	89
OTHER DISCLOSURES	90

FUND MANAGEMENT	92

Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By themselves the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to tolerate changes in the value of their investments.

The foregoing information and opinions are for general information only. The Kensington Funds and Kensington Investment Group, Inc. do not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice and are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

THE KENSINGTON FUNDS

A LETTER FROM THE PRESIDENT

If a business does well, the stock eventually follows.
- Warren Buffet

Dear Investor,

We are pleased to report excellent investment results for real estate securities and positive performance for each of the Kensington Funds for the year ended December 31, 2006. Global real estate stocks performed exceptionally well in 2006, up 42%, while continuing to offer investors high current income and diversification benefits. Europe led the global market, with North America and Asia slightly trailing the index but generating very strong returns. 1 Since 2002, property market fundamentals have recovered in conjunction with the global economy. The trend continued this year, with many key property markets shifting from recovery to growth. Technology driven productivity growth combined with the globalization of labor and capital markets has created an environment characterized by solid Gross Domestic Product (GDP) and job growth with moderate inflation and low interest rates. These drivers, together with limited commercial property construction and already tight supply in most markets, have played a significant role in the continued improvement of industry fundamentals and increased investor demand for real estate.

INVESTMENT REVIEW

Strong Global Economy Fuels Commercial Real Estate

Overall, core property markets with healthy supply-demand characteristics saw continued increases in rents and property prices around the world this year.

United States U.S. REITs returned 34% as a group in 2006, as measured by the FTSE NAREIT Composite Index.2 Property sector leaders included office, healthcare and storage stocks, while manufactured homes and mortgage REITs exceeded expectations but fell behind the index. Overall, U.S. REIT stock returns were driven by 4% dividend yields plus solid 9% earnings growth.

U.S. property market fundamentals further strengthened during the year, with job growth and constrained supply serving as primary catalysts. Since November 2001, the U.S. economy has grown consecutively for over 60 months and the adult unemployment rate is now the lowest since May 2001. Meanwhile, productivity has increased by 16% and, despite oil prices tripling since 2003, inflation has remained tame.3 All of these factors have resulted in corporations flush with cash to invest and hire, and are likely to continue to support a positive outlook for commercial real estate.

Private market demand for commercial real estate helped to boost REIT returns this year. With 28 deals totaling $95 billion, 2006 was a record year for merger-acquisition activity, with buyouts by private equity firms accounting for the majority of deal activity. Notably, 2006 REIT merger-acquisitions transacted at an impressive 17% over pre-announcement stock prices, signifying that investors are finding commercial real estate cheaper on Wall Street than Main Street.

THE KENSINGTON FUNDS

Asia-Pacific Asia-Pacific continues to be the strongest growth region worldwide, with real GDP growth in the 5% range in 2006. The constructive investment environment in Asia is supported by strong property market fundamentals and a rapidly growing market of public securities.

Asia’s office markets benefit from strong demand and increasing occupancy and rising rents, trends that have been on the rise since 2003. Throughout our global investment universe, the largest rent increases occurred in Asia in 2006, with rents in Hong Kong and Singapore each growing by over 40%.

Rising affluence of a growing middle class in mainland China, driven by strong economic and employment growth, is driving retail sales and demand for retail space in the region, particularly in Hong Kong. Retail rent growth in 2007, while likely to lag behind the office sector, is expected in most Asia-Pacific retail markets, where available space is nearly non-existent.

Europe Year-over-year real GDP growth in Western Europe was approximately 3% for 2006, the strongest in the last five years. Fueled by a pick up in demand, most key European cities such as London, Paris and Madrid experienced high levels of rent growth.

A developing theme to our investment thesis is exposure to Central and Eastern Europe, where property markets have further stabilized this year. In our view, future strength in this region will be supported by the continued integration of European nations, expansion of the REIT structure, economic growth and a trend toward modernization and development. Examples include Warsaw, Poland and Bucharest, Romania, which are expected to turn a corner toward growth after nearly a decade of continuously declining rents. We primarily view exposure to the region as a growth opportunity, with a focus on targeted investments in blue chip quality, often Western Europe-based companies that specialize in property markets spanning Eastern Europe.

With the anticipated introduction of REIT legislation, Germany is likely to become a larger focus of our portfolios in 2007. After a long period of weak fundamentals due to lackluster economic growth, key German property markets are expected to move from contraction into recovery in 2007. We believe that Germany’s developing REIT structure and continued privatization of government owned property should fuel the growth of this “sleeping giant” and bring much needed liquidity to Europe’s largest economy. With only a handful of public real estate companies today, the potential for German real estate securities market growth is considerable.

INVESTMENT OUTLOOK

Macro Drivers Remain Intact

We have long been believers that globalization - which brings not just cheap labor, but also lower interest rates and increased global capital flows - combined with productivity growth, has moderated wage pressure. This dynamic fundamentally supports our constructive long term global economic outlook: low core inflation with moderate economic growth.

Global capital markets are also proving to be more resilient to the various challenges to economic growth. Though the last twelve months has been an exceptionally strong period for equity investors, the year had its fair share of threats, from intermittent bouts of inflation fears and geopolitical instability to uncertainties about the resilience of the U.S. economy in the face of cooling housing markets. Yet the “Goldilocks” scenario—a relatively soft-landing for housing thus far (“not too cold”) and oil prices curbing back to below $60 per barrel (“not too hot”), for example—has continued to play out.

While the integration of economies and capital markets appears to be having a reinforcing effect that is serving to diminish the impact of challenges such as these, we understand that a new playing field—i.e., the “flattening” of the world—brings with it a new set of risks that may not yet be fully understood. Thus, while capital markets have shown exceptional resilience as compared to prior decades, financial shocks and their accompanying volatility will occasionally arise.

Real Estate Valuations Reflect Improved Environment

We believe that the real estate business is a better business today than many investors may realize. We’ve seen long term fundamental changes in real estate capital markets that have greatly improved the financial underpinnings of the industry. Real estate companies today are more profitable, better managed and generally more stable than at any point in the industry’s history. The outsized returns that commercial real estate has generated for investors over the last several years has largely been a product of investors recognizing this fact, and lowering their risk premiums and return requirements in response.

Despite all of this encouraging news, real estate stock performance in recent years has left many investors to wonder how long the good times can last. So, given what we know about the market conditions, how attractive are real estate valuations today?

We believe that there are two primary ways to look at valuations: stock prices compared to property values, and stock prices compared to the prospects for future earnings, or earnings multiples.

Price to Property Value Strong investor demand for commercial real estate supports our belief that real estate stock valuations are rational versus alternative investment opportunities. The banner year for REIT merger-acquisition deals in which private buyers of commercial real estate companies purchased a number of high quality real estate companies at significant premiums to stock prices (as discussed above) indicates that many real estate stocks remain discounted relative to the value of their underlying property portfolios. And, while commercial property prices are currently at the higher range versus historical averages, it is clear that investors are highly valuing real estate companies’ strong balance sheets, predictable revenue and potential for earnings growth.

Price to Cash Flow On a relative basis, REITs are poised to compete well with broader equities. At slightly higher forward multiples versus the S&P 500, REITs yield approximately 3.5% and are expected to grow 2007 earnings by 9% over 2006. The S&P 500, on the other hand, yields roughly 2% and expects slower (approximately 6%) growth.4

THE KENSINGTON FUNDS

Global Real Estate Markets Offer Additional diversification

There are a variety of opportunities internationally as compared to the U.S. From a risk-return standpoint, we believe that the lowest risk, lowest return potential is available in the most developed markets such as Western Europe, Australia and the United Kingdom. Similar to our outlook in the U.S., we believe that real estate stocks are poised to produce high single to low double digit returns in these areas over the next three to five years, based on current valuation levels and property market fundamentals.

Moving up the risk-return spectrum are the developed nations of Asia, such as Hong Kong, Singapore and Japan. We believe that these real estate equities are positioned for greater growth, but not without more volatility. Countries with the highest growth potential over the long term currently demonstrate uncertain paths to success, such as some of the Eastern European countries, Brazil, Russia, India and China.

From a currency perspective, we believe that the ability for investors to diversify real estate investments into non-U.S. dollar denominated currencies is advantageous. While global capital flows can cause fluctuations in the U.S. dollar’s value in the short term, we believe that the dollar’s weakening that began at the close of World War II is likely to be an ongoing long term trend.

Conclusion

We anticipate a return to more moderate real estate performance over the next several years and believe the sector is well-positioned for the opportunities and uncertainties which lie ahead. Historically, real estate’s highly predictable cash flow derived from long term leases has allowed it to act as an inflation hedge and diversifier to a stock and bond portfolio, while generating relatively high income—qualities that are likely to continue to attract capital. Thus, it makes sense to us that based on relative valuation levels, real estate stocks should continue to positively contribute to investment portfolios, likely delivering returns between that of bonds and broader equities moving forward.

In terms of risks, REITs’ strong 2006 performance cannot be ignored as a factor exposing the asset class to volatility attributable to shifting investor sentiment. In the short term, pullbacks in stock prices can inevitably occur—a point at which we believe that capital waiting on the sidelines would be put to work.

We would also note that both real estate and broader stocks appear to be priced for continued economic growth with moderate inflation. Should the current trajectory of global economic growth and employment gains derail, all capital markets would be negatively impacted.

Finally, a significant increase in new supply is a specific threat to commercial real estate, but does not seem likely for most markets in the near term.

In the long term, the key factors contributing to real estate stock returns have not changed. Above average earnings growth, robust property market fundamentals and sustained capital flows are all likely prospects for 2007. Hence, we will continue to invest with a constructive outlook for global real estate.

Thank you again for the trust and confidence you have placed in us. We look forward to the year ahead. Sincerely,

John Kramer
and the Kensington Investment Committee

[1]	FTSE EPRA/NAREIT Global Real Estate Index returns in U.S. dollars. Europe (+67%); North America (+36%); Asia (+36%)
[2]	FTSE NAREIT Composite Index 1-year return as of 12/31/06
[3]	Oak Associates, 11/22/06
[4]	Citigroup and Bloomberg Professional, 1/31/07

KENSINGTON REAL ESTATE SECURITIES FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN FOR PERIOD ENDED DECEMBER 31, 2006 WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	SINCE INCEPTION (12/31/02)	TRAILING 12-MONTH YIELD	30-DAY SEC YIELD[1]
Real Estate Securities Fund at NAV	35.35%	25.61%	27.94%	1.97%	2.74%
with sales load	27.58%	23.14%	26.06%	1.86%	2.58%
MSCI US REIT Index[2]	35.92%	26.05%	28.64%
S&P 500 Index[3]	15.79%	10.43%	14.73%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

Performance data shown at NAV is that of the Class A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 20.

1
The 30-day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

2
The MSCI US REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. the index was developed with a base value as of December 31, 1994.

3
The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

PORTFOLIO HOLDINGS % OF PORTFOLIO HOLDINGS BY PROPERTY TYPE

As of 12/31/06. Portfolio holdings subject to change.
* Other includes Single Tenant (1.01%) and cash positions (0.53%).

GROWTH OF A $10,000 INVESTMENT
Period from Fund inception on December 31, 2002 to December 31, 2006

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended December 31, 2006:

CLASS A SHARES*	1 YEAR	3 YEAR	SINCE INCEPTION (12/31/02)
reflecting 5.75% maximum sales charge	27.58%	23.14%	26.06%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

*	Performance for other share classes can be found on page 20.

KENSINGTON REAL ESTATE SECURITIES FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

Kensington Real Estate Securities Fund is designed for investors seeking real estate returns for their portfolios. The Fund is focused on large, high quality companies whose assets and business plans are consistent with a core real estate strategy. The Fund seeks total return from both capital appreciation and current income through investing in a portfolio of real estate securities.

Returns in 2006 were very robust. The Fund’s total return for the year was 35.35%. The benchmark MSCI US REIT Index, by comparison, generated 35.92%. The Fund also met its yield objective, paying quarterly dividends during the year which resulted in a trailing 12-month dividend yield of 1.97%.

INVESTMENT STRATEGY

The Fund’s portfolio is well balanced across all property types and owns a targeted list of 35 companies out of approximately 300 stocks in the domestic real estate securities universe.

The Fund’s overweight in office and apartments—a theme in our domestic strategies for quite some time—paid off in 2006 as both of these sectors generated returns well above the benchmark.1 We continue to support both our office and apartment investment theses.

With respect to the office sector, we expect that solid economic growth will result in more job formation, absorption and rent growth. Today, the Fund’s office investments are concentrated in companies whose underlying assets are downtown office buildings. We continue to believe in the investment prospects that these assets and the management teams that steward them present.

In the apartment sector, we continue to see stable occupancy and rent growth. Demographics, the limited pipeline of new construction, and a change in the outlook for single-family home values are altogether supporting apartment values and growth potential.

The largest underweight positions versus the benchmark were in shopping center and suburban office stocks. We believe that these sectors currently offer relatively less opportunity for return as compared to alternatives such as downtown office and high quality mall companies.

Given that stock performance has exceeded our expectations for 2006, we anticipate a return to more moderate real estate equity performance in 2007. We continue to favor companies with shorter lease durations and vacancies to fill—such as companies in the hotel, apartment and office sectors—due to their potential to maintain pricing power and most readily benefit from improving business conditions.

Our concerns continue to be focused on economic and supply data. to prosper, real estate assets need a healthy economy and a disciplined supply pipeline. We would not welcome economic weakness or sudden increases in interest rates as the growth outlook and pricing of our investments (and the broader equities market as well) would likely be negatively affected. The supply of new buildings remains at acceptable levels thanks in large part to the increasing transparency and capital discipline of the business.

CONCLUSION

In an environment with solid real Gross Domestic Product (GDP) growth and stable supply, commercial real estate companies should be able to lease up vacant space and grow rents. We anticipate 6% to 8% average annual earnings (Funds From Operations) growth in the industry over the next several years, which should help provide total returns that we hope will be competitive relative to both broad market equities and bonds. We remain confident that our value driven approach is an excellent way to include real estate’s competitive returns in a diversified investment portfolio.

Joel Beam
Portfolio Manager

The total return was calculated for Class A shares at net asset value (without sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for Class A Shares is 35.35% (27.58% reflecting the maximum sales charge). Past performance is not predictive of future performance.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for fund holdings as of December 31, 2006.

[1]	The 1-year return for the MSCI U.S. REIT Index was 35.9%, versus 46.6% and 38.8% for the downtown office and apartment sectors, respectively. Source: Bloomberg.

KENSINGTON REAL ESTATE SECURITIES FUND

EXPENSE EXAMPLE

As a shareholder of the Kensington Real Estate Securities Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class b and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington Real Estate Securities Fund Class A	Beginning Account value July 1, 2006	Ending Account value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,181.30	$8.00
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.87	$7.40

Kensington Real Estate Securities Fund Class B	Beginning Account value July 1, 2006	Ending Account value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,177.30	$12.10
Hypothetical
(5% return before expenses)	$1,000.00	$1,014.09	$11.19

Kensington Real Estate Securities Fund Class C	Beginning Account value July 1, 2006	Ending Account value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,176.80	$12.10
Hypothetical
(5% return before expenses)	$1,000.00	$1,014.09	$11.19

Kensington Real Estate Securities Fund Class Y	Beginning Account value July 1, 2006	Ending Account value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,183.10	$6.63
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.13	$6.13

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45% for Class A, 2.20% for Class B, 2.20% for Class C, and 1.20% for Class Y multiplied by the average account value over the period, multiplied by 184/365 in the most recent fiscal half-year/365 to reflect the one-half year period.

KENSINGTON REAL ESTATE SECURITIES FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2006

	Shares	Market Value($)
Real Estate Common Stock (98.9%)
Diversified (6.9%)
Colonial Properties Trust	38,550	1,807,224
Crescent Real Estate Equities Company	91,700	1,811,075
Vornado Realty trust	22,050	2,679,075
		6,297,374
Healthcare (5 .2%)
Health Care REIT, Incorporated	22,100	950,742
Senior Housing Properties Trust	39,700	971,856
Ventas, Incorporated	67,500	2,856,600
		4,779,198
Hotel (7.2%)
Starwood Hotels & Resorts Worldwide, Incorporated	71,020	4,438,750
Strategic Hotels & Resorts, Incorporated	50,000	1,089,500
Sunstone Hotel Investors, Incorporated	39,600	1,058,508
		6,586,758
Industrial (6.3%)
Eastgroup Properties, Incorporated	25,100	1,344,356
ProLogis Trust	73,010	4,436,818
		5,781,174
Multifamily (17.1%)
Avalonbay Communities, Incorporated	27,650	3,595,882
Camden Property Trust	36,030	2,660,815
Equity Residential Properties Trust	86,930	4,411,698
Home Properties of New York, Incorporated	60,400	3,579,908
United dominion Realty Trust, Incorporated	42,900	1,363,791
		15,612,094
Net Lease (5.0%)
Lexington Corporate Properties Trust	83,400	1,869,828
Liberty Property Trust	55,000	2,702,700
		4,572,528
Office (23.4%)
BioMed Realty Trust, Incorporated	93,700	2,679,820
Boston Properties, Incorporated	31,475	3,521,423
Brookfield Properties Corporation	94,300	3,708,819
Equity Office Properties	95,200	4,585,784
Forest City Enterprises, Incorporated	39,900	2,330,160
Kilroy Realty Corporation	11,600	904,800
Maguire Properties, Incorporated	45,000	1,800,000
SL Green Realty Corporation	13,600	1,805,808
		21,336,614
Retail (22.8%)
Developers Diversified Realty Corporation	28,365	1,785,577
Federal Realty Investment Trust	33,000	2,805,000
Feldman Mall Properties, Incorporated	139,830	1,747,875
General Growth Properties, Incorporated	67,835	3,543,022
Kimco Realty Corporation	79,200	3,560,040
Macerich Company	21,800	1,887,226
National Retail Properties, Incorporated	39,800	913,410
Simon Property Group, Incorporated	45,000	4,558,050
		20,800,200

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2006 (continued)

	Shares or Principal Amount	Market Value($)
Storage (5.0%)
Public Storage, Incorporated	46,995	4,582,012

Total Real Estate Common Stock(cost $66,762,246)		90,347,952

Repurchase Agreement(0.5%)
Custodial trust Company, 4.850%, dated 12/31/06, due 01/01/07, repurchase price $42,854 (collateralized by U.S. Treasury Notes, 0.875%, 04/15/10, valued $500,149)	$482,594	482,594

Total Investments in Securities
(cost $67,244,840) 99.4%		90,830,546
Other assets in excess of Liabilities 0 .6%		480,304
NET ASSETS 100.0%		$91,310,850

See accompanying notes to the financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investments, at value (cost $66,762,246)	$90,347,952
Repurchase agreements, at cost	482,594
Total Investments, (cost $67,244,840)	90,830,546
Interest and dividends receivable	604,449
Receivable for capital shares issued	133,685
Expense reimbursements from advisor	4,808
Prepaid expenses	25,138
Total Assets	91,598,626

LIABILITIES
Payable for capital shares redeemed	126,503
Accrued expenses and other payables
Investment advisory fees	65,691
Distribution fees	48,325
Administrative services plan fee	8,210
Administration, fund accounting and transfer agent fees	21,421
Other	17,626
Total Liabilities	287,776

NET ASSETS	$91,310,850

Capital	$66,256,897
Undistributed realized gains on investments	1,468,247
Net unrealized appreciation on investments	23,585,706
Net Assets	$91,310,850

Class A
Net Assets	$53,010,767
Shares outstanding	1,113,469
Redemption price per share	$47.61
Maximum Sales Charge-Class A	5.75%
Maximum Offering Price
[100%/(100% - Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$50.52

Class B
Net Assets	$8,863,950
Shares outstanding	187,496
Offering and redemption price per share [1]	$47.28

Class C
Net Assets	$28,770,305
Shares outstanding	609,492
Offering and redemption price per share [1]	$47.20

Class Y
Net Assets	$665,828
Shares outstanding	13,991
Offering and redemption price per share [1]	$47.59

1 Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $9,774)	$2,385,178
Interest income	78,972
Total Investment Income	2,464,150

EXPENSES
Investment advisory fees	653,401
Administration fees
Distribution fees
Class A	113,103
Class B	70,316
Class C	244,867
Administration, fund accounting and transfer agent fees	91,917
Administrative services plan fees	45,119
State registration fees	61,693
Custodian fees	18,526
Printing fees	13,291
Legal fees	14,111
Audit fees	11,327
Insurance expense	3,244
Trustees’ fees	4,304
Other expenses	9,541
Total expenses before waivers	1,354,760
Less: Expenses reimbursed by the advisor	(4,009)
Interest expense	2,631
Net Expenses	1,353,382
Net Investment Income	1,110,768

REALIZED/UNREALIZED GAINS FROM INVESTMENTS
Net realized gains from investments	8,163,299
Net realized losses from securities sold short	(29,665)
Change in unrealized appreciation from investments	13,492,990
Net realized/unrealized gains from investments and securities sold short	21,626,624
Net change in net assets resulting from operations	$22,737,392

The accompanying notes are an integral part of these financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005

FROM INVESTMENT ACTIVITIES
OPERATIONS
Net investment income	$1,110,768	$1,316,540
Net realized gains from investments	8,163,299	6,653,780
Net realized losses from securities sold short	(29,665)	—
Net change in unrealized appreciation from investments	13,492,990	3,899,007
Change in net assets resulting from operations	22,737,392	11,869,327

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(947,095)	(867,368)
From net realized gains from investments	(3,922,359)	(3,842,737)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(100,475)	(73,860)
From net realized gains from investments	(653,129)	(499,900)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(346,974)	(322,094)
From net realized gains from investments	(2,159,406)	(1,928,548)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(4,479)	—
From net realized gains from investments	(43,504)	—
Change in net assets from distributions to shareholders	(8,177,421)	(7,534,507)

CAPITAL TRANSACTIONS
Proceeds from shares issued	28,849,363	35,306,468
Shares issued in reinvestment of distributions	7,091,300	6,255,562
Proceeds from shares issued from merger	—	16,067,518
Payments for shares redeemed	(22,254,477)	(36,345,445)
Redemption fees	9,436	4,234
Change in net assets from capital transactions	13,695,622	21,288,337
Change in net assets	28,255,593	25,623,157

NET ASSETS
Beginning of year	63,055,257	37,432,100
End of year	$91,310,850	$63,055,257

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (continued)

	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005

Capital Transactions:
Class A:
Proceeds from shares issued	$17,416,863	$27,632,213
Dividends reinvested	4,169,932	3,782,427
Shares issued from merger	—	15,454,613
Cost of shares redeemed	(16,046,468)	(32,493,620)
Redemption fees	8,369	3,884
Change	$5,548,696	$14,379,517
Class B:
Proceeds from shares issued	$2,633,746	$2,174,940
Dividends reinvested	678,747	501,283
Cost of shares redeemed	(958,404)	(320,080)
Redemption fees	84	30
Change	$2,354,173	$2,356,173
Class C:
Proceeds from shares issued	$7,839,827	$5,499,315
Dividends reinvested	2,219,809	1,971,852
Shares issued from merger	—	612,905
Cost of shares redeemed	(4,953,992)	(3,531,745)
Redemption fees	983	320
Change	$5,106,627	$4,552,647
Class Y: +
Proceeds from shares issued	$958,927	$—
Dividends reinvested	22,812	—
Cost of shares redeemed	(295,613)	—
Redemption fees	—	—
Change	$686,126	$—
Share Transactions:
Class A:
Issued	391,477	391,123
Reinvested	88,601	96,310
Shares issued from merger	—	427,277
Redeemed	(367,071)	(431,643)
Change	113,007	483,067
Class B:
Issued	59,785	52,988
Reinvested	14,471	12,847
Redeemed	(21,906)	(8,361)
Change	52,350	57,474
Class C:
Issued	179,685	139,564
Reinvested	47,419	50,583
Shares issued from merger	—	17,039
Redeemed	(112,868)	(73,553)
Change	114,236	133,633
Class Y: +
Issued	19,723	—
Reinvested	481	—
Redeemed	(6,213)	—
Change	13,991	—
+ Commenced operations on April 28, 2006.

The accompanying notes are an integral part of these financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities:			Less Dividends

	Net Asset Value Beginning of Period	Net Investment Income	Net Realized/Unrealized Gains on Investments	Total From Investment Activities	Net Income Investment Income	Net Realized Gains
Kensington Real Estate Securities Fund Class A
Year Ended December 31, 2006	$38.76	0.78(g)	12.79	13.57	(0.94)	(3.78)
Year Ended December 31, 2005	$39.22	1.09(g)	3.83	4.92	(1.06)	(4.32)
Year Ended December 31, 2004	$32.21	0.91(g)	8.53	9.44	(1.16)	(1.27)
Period Ended December 31, 2003*	$25.41	0.83	7.14	7.97	(1.02)	(0.15)
Period Ended March 31, 2003 **	$25.00	0.25	0.38	0.63	(0.22)	—

Kensington Real Estate Securities Fund Class B
Year Ended December 31, 2006	$38.56	0.44(g)	12.68	13.13	(0.63)	(3.78)
Year Ended December 31, 2005	$39.06	0.70(g)	3.90	4.60	(0.78)	(4.32)
Year Ended December 31, 2004	$32.12	0.67(g)	7.28	7.95	(0.93)	(0.08)
Period Ended December 31, 2003*	$25.40	0.70	7.06	7.76	(0.89)	(0.15)
Period Ended March 31, 2003 **	$25.00	0.21	0.37	0.58	(0.18)	—

Kensington Real Estate Securities Fund Class C
Year Ended December 31, 2006	$38.50	0.44(g)	12.67	13.11	(0.63)	(3.78)
Year Ended December 31, 2005	$39.00	0.77(g)	3.81	4.58	(0.76)	(4.32)
Year Ended December 31, 2004	$32.07	0.68(g)	7.26	7.94	(0.93)	(0.08)
Period Ended December 31, 2003*	$25.40	0.69	7.04	7.73	(0.91)	(0.15)
Period Ended March 31, 2003 **	$25.00	0.21	0.37	0.58	(0.18)	—

Kensington Real Estate Securities Fund Class Y
Period Ended December 31, 2006 ***	$42.75	0.76(g)	8.65	9.41	(0.79)	(3.78)

*	A nine month period due to year end change from March 31 to December 31.
**	From commencement of operations on December 31, 2002.
***	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Includes waived fees and reimbursed expenses.
(e)	Excludes waived fees and reimbursed expenses.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.
^	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

from:				Ratios/Supplemental data

Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover (f)
(4.72)	$0.01	$47.61	35.35%	$53,011	1.45%	1.45%	1.75%	130.85%
(5.38)	—^	$38.76	12.59%	$38,777	1.45%	1.45%	2.80%	122.22%
(2.43)	—	$39.22	30.04%	$20,294	1.45%	1.84%	2.73%	111.71%
(1.17)	—	$32.21	31.86%	$5,600	1.45%	3.56%	4.11%	87.64%
(0.22)	—	$25.41	2.55%	$82	1.45%	—	4.13%	13.10%

(4.41)	—^	$47.28	34.28%	$8,864	2.20%	2.20%	1.00%	130.85%
(5.10)	—^	$38.56	11.76%	$5,211	2.20%	2.20%	1.82%	122.22%
(1.01)	—	$39.06	29.06%	$3,034	2.20%	2.59%	1.98%	111.71%
(1.04)	—	$32.12	30.99%	$907	2.20%	4.31%	3.33%	87.64%
(0.18)	—	$25.40	2.34%	$10	2.20%	—	3.38%	13.10%

(4.41)	—^	$47.20	34.28%	$28,770	2.20%	2.20%	1.00%	130.85%
(5.08)	—^	$38.50	11.73%	$19,068	2.20%	2.20%	1.96%	122.22%
(1.01)	—	$39.00	29.08%	$14,105	2.20%	2.59%	1.98%	111.71%
(1.06)	—	$32.07	30.88%	$5,468	2.20%	4.31%	3.36%	87.64%
(0.18)	—	$25.40	2.34%	$10	2.20%	—	3.38%	13.10%

(4.57)	—	$47.59	22.22%	$666	1.20%	1.20%	2.00%	130.85%

The accompanying notes are an integral part of these financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

OTHER SHARE CLASS RESULTS (Unaudited)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006 WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	SINCE INCEPTION (12/31/02)
CLASS B SHARES
not reflecting CDSC*	34.28%	24.65%	26.94%
reflecting applicable CDSC	29.28%	24.01%	26.57%

CLASS C SHARES
not reflecting CDSC*	34.28%	24.64%	26.91%
reflecting applicable CDSC	33.28%	24.64%	26.91%

CLASS Y SHARES**	35.35%	25.61%	27.94%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

* CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

Class Y shares of the Fund were not in existence prior to April 28, 2006. The Class Y share performance that is presented for those periods prior to April 28, 2006 is based on the performance of Class A shares since the inception of the Fund. The returns for Class Y shares will differ from the returns for Class A shares because of differences in expenses of each class. Class Y shares are not subject to the Rule 12b-1 service and distribution fees that Class A shares are subject to and Class Y shares will therefore generally have lower expenses than Class A shares.

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KENSINGTON STRATEGIC REALTY FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN FOR PERIOD ENDED DECEMBER 31, 2006 WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION (9/15/99)	TRAILING 12-MONTH YIELD	30-DAY SEC YIELD[1]
Strategic Realty Fund at NAV	30.16%	20.28%	19.03%	24.09%	4.02%	1.90%
with sales load	22.68%	17.93%	17.93%	23.08%	3.79%	1.79%
FTSE NAREIT Composite Index[2]	34.02%	23.67%	22.48%	20.36%
S&P 500[3]	15.79%	10.43%	6.19%	2.64%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

Performance data shown at NAV is that of the Class A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 40.

[1]
The 30-day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]
The FTSE NAREIT Composite Index, formerly the NAREIT Composite Index, is an unmanaged index consisting of approximately 200 Real Estate Investment trust stocks. the index was developed with a base value as of December 31, 1971.

[3]
The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility. The Fund’s hedging activities, although they are designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. Moreover, they can also cause the Fund to lose money or fail to realize the benefit of a gain.

PORTFOLIO HOLDINGS % OF NET PORTFOLIO HOLDINGS BY PROPERTY TYPE

As of 12/31/06. Excludes cash. Portfolio holdings subject to change. Percentages represent the net exposure to each property type after reflecting short positions.

*	Other includes net positions in Industrial (2.69%), Storage (1.77%), Manufactured Homes (0.31%), and Index Funds (-3.64%).

GROWTH OF A $10,000 INVESTMENT
Period from Fund inception on September 15, 1999 to December 31, 2006

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended December 31, 2006:

CLASS A SHARES*	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION (9/15/99)
reflecting 5.75% maximum sales charge	22.68%	17.93%	17.63%	23.08%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

*Performance for other share classes can be found on page 40.

KENSINGTON STRATEGIC REALTY FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Strategic Realty Fund is designed for investors seeking total return through a combination of high current income relative to equity investment alternatives, plus long term growth of capital. The Fund invests primarily in securities issued by real estate companies and may utilize hedging strategies to mitigate risk.

INVESTMENT STRATEGY

We entered 2006 hoping to achieve returns in the high single digits while focusing on companies we believed provided the best risk/return profile with an emphasis on capital preservation. both the REIT market and the Fund generated returns over 30% and we are very pleased with the performance of the Fund given our more defensive positioning and utilization of hedging positions during the year.

Office companies were our top performers in 2006, generating a return of 52%. We have been looking for a recovery in the office sector for some time and it finally came in 2006. Rents began to rise and this momentum accelerated into year-end. Fundamentals remain extremely favorable and construction, particularly in the Central business districts of coastal cities, is at very low levels. This environment allows room for continued increases in rental rates, which should translate into strong earnings growth for these companies.

Commercial mortgage companies also generated very strong returns of over 40% in 2006. The strong returns from these companies are partly a recovery from what we believe was an oversold level at the end of 2005 combined with favorable fundamentals. Loan originations remain very strong and the fundamentals in the real estate markets are excellent.

Multifamily fundamentals continue to improve, helped by low levels of construction, the slowdown in the housing market and favorable demographics. Multifamily companies generated returns of nearly 40% in 2006 and should continue to benefit from strong fundamentals in 2007.

The mall sector underperformed in 2006 after several years of outperformance, although the group still generated a very solid return of 24%. Simon Property group stood out with a return of 37%.

OUTLOOK

We continue to focus the Fund on companies we believe provide compelling risk adjusted return opportunities. We will again have a bias towards capital preservation in 2007, possibly at the expense of outsized returns if 2007 is another year of very strong performance. We believe this is a prudent approach on the heels of seven years of excellent performance from the sector.

CONCLUSION

Over the next three to five years, we believe an expanding economy and continued job growth should support attractive risk-adjusted real estate performance relative to stock and bond alternatives. We note that since its inception, the Fund has generated competitive total annual returns of 24.09%—well above that of the FTSE NAREIT Composite Index of 20.36%. We remain confident that our value driven investment approach enables us to provide a compelling investment opportunity.

Paul Gray
Portfolio Manager

The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for Class A shares is 30.16% (22.68% reflecting the maximum sales charge). Past performance does not guarantee future results.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for fund holdings as of December 31, 2006.

KENSINGTON STRATEGIC REALTY FUND

EXPENSE EXAMPLE

As a shareholder of the Kensington Strategic Realty Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington Strategic Realty Fund Class A	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,145.70	$15.62
Hypothetical			$14.63
(5% return before expenses)	$1,000.00	$1,010.65

Kensington Strategic Realty Fund Class B	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,141.20	$19.63
Hypothetical
(5% return before expenses)	$1,000.00	$1,006.87	$18.40

Kensington Strategic Realty Fund Class C	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,141.20	$19.63
Hypothetical
(5% return before expenses)	$1,000.00	$1,006.87	$18.40

Kensington Strategic Realty Fund Class Y	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,146.90	$14.27
Hypothetical
(5% return before expenses)	$1,000.00	$1,011.91	$13.38

*
Expenses are equal to the Fund’s annualized expense ratio of 2.89% for Class A, 3.64% for Class B, 3.64% for Class C, and 2.64% for Class Y multiplied by the average account value over the period, multiplied by 184/365 in the most recent fiscal half-year/365 to reflect the one-half year period.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2006

	Shares	Market Value($)
Real Estate Common Stock (119.3%)
Diversified (12.9%)
Alexander’s, Incorporated[4]	13,920	5,841,528
Colonial Properties Trust	64,900	3,042,512
Crescent Real Estate Equities Company[3]	1,256,400	24,813,900
Liberty Property Trust[3]	410,000	20,147,400
Vornado Realty Trust[3]	195,000	23,692,500
Winthrop Realty Trust	2,350,845	16,103,288
		93,641,128
Healthcare (4.1%)
Health Care REIT, Incorporated[3]	295,900	12,729,618
Ventas, Incorporated[3]	397,500	16,822,200
		29,551,818
Hotel (11.1%)
Diamondrock Hospitality Company	429,700	7,738,897
Hersha Hospitality Trust	1,240,700	14,069,538
Host Marriot Corporation	260,000	6,383,000
LaSalle Hotel Properties	335,000	15,359,750
Starwood Hotels & Resorts Worldwide, Incorporated	350,000	21,875,000
Sunstone Hotel Investors, Incorporated	556,900	14,885,937
		80,312,122
Industrial (3.1%)
ProLogis Trust	370,000	22,484,900

Mortgage (10.0%)
Alesco Financial, Incorporated	354,600	3,794,220
Arbor Realty Trust, Incorporated[1]	362,700	10,913,643
Arbor Realty Trust, Incorporated	119,800	3,604,782
Cypress Sharpridge 144A1,4	1,250,000	12,500,000
JER Investors trust, Incorporated	146,600	3,030,222
Luminent Mortgage Capital, Incorporated	15,001	145,660
Newcastle Investment Corporation	692,100	21,676,572
Northstar Realty Financial Corporation	1,014,400	16,808,608
		72,473,707
Multifamily (24.3%)
Avalonbay Communities, Incorporated	230,000	29,911,500
BNP Residential Properties, Incorporated	551,700	13,323,555
BRE Properties, Incorporated[3]	200,000	13,004,000
Camden Property Trust[3]	388,500	28,690,725
Equity Residential Properties Trust[3]	660,000	33,495,000
Home Properties of New York, Incorporated[3]	130,900	7,758,443
Mid-America Apartment Communities, Incorporated	294,300	16,845,732
Post Properties, Incorporated[3]	280,000	12,796,000
Resource Capital Corporation	596,928	10,117,930
United Dominion Realty Trust, Incorporated[3]	335,000	10,649,650
		176,592,535

See accompanying notes to the financial statements.

SCHEDULE OF PORTOFLIO INVESTMENTS
DECEMBER 31, 2006 (continued)

	Shares	Market Value($)
Net Lease (5.3%)
Capital Lease Funding, Incorporated	829,800	9,625,680
Newkirk Realty Trust, Incorporated	1,015,700	18,323,228
Sprint Financial Corporation[3]	836,700	10,433,649
		38,382,557
Office (26.5%)
Asset Capital Corporation, Incorporated 144A1,2	1,523,000	13,250,100
BioMed Realty Trust, Incorporated	440,210	12,590,006
Boston Properties, Incorporated	184,500	20,641,860
Brookfield Properties Corporation	670,000	26,351,100
Equity Office Properties[3]	955,200	46,011,984
HRPT Properties Trust	540,000	6,669,000
Maguire Properties, Incorporated	950,000	38,000,000
SL Green Realty Corporation	217,000	28,813,260
		192,327,310
Retail (19.0%)
Acadia Realty Trust	370,700	9,274,914
Feldman Mall Properities, Incorporated	909,899	11,373,737
General Growth Properties, Incorporated[3]	547,800	28,611,594
Kimco Realty Corporation[3]	480,000	21,576,000
Macerich Company[3]	157,000	13,591,490
Simon Property Group, Incorporated[3]	531,500	53,835,635
		138,263,370
Storage (3.0%)
Extra Space Storage, Incorporated	471,000	8,600,460
Sovran Self Storage, Incorporated	229,800	13,162,944
		21,763,404

Total Real Estate Common Stock		865,792,851

Real Estate Preferred Stock (5 .6%)
Diversified (0.6%)
Taberna Preferred Funding II, Ltd., Series 144A1,2,4	5,000	4,550,000

Manufactured Housing (0.4%)
Affordable Residential Communities, Series A, 8.25%	101,000	2,555,300

Mortgage (2.4%)
IMPAC Mortgage Holdings, Incorporated, Series C, 9.125%	305,000	7,210,200
New Century Financial Corporation, Series A, 9.125%	170,000	4,122,500
Novastar Financial, Incorporated, Series C, 8.90%[3]	255,200	6,341,720
		17,674,420

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2006 (continued)

	Shares	Market Value($)
Multifamily (0.7%)
Mid-America Apartment Communities, Incorporated, Series H, 8.30%	188,700	4,962,810

Net Lease (1 .3%)
Entertainment Properties Trust, Series C, 5.75%	400,000	9,790,000

Office (0.2%)
Maguire Properties, Incorporated, Series A, 7.625%	68,000	1,681,640

Total Real Estate Preferred Stock		41,214,170

Repurchase Agreement (0.0%)
Custodial Trust Company, 5.3130%, dated 12/31/06 due
01/01/07, repurchase price $5,839 (collateralized by
U.S. Treasury Bond, 08/15/23, valued at $6,628) [5]	5,836	5,836

Total Investments in Securities
(cost $737,573,167) 124.9%		907,012,857
Liablities in excess of Other Assets (25.1%)		(181,542,771)
NET ASSETS 100.0%		$725,470,086

[1]	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
[2]	The Adviser, using Board approved procedures, has determined all or a portion of the security to be illiquid.
[3]	All or a portion of the security was on loan at December 31, 2006.
[4]	Represents non-income producing securities.
[5]	Security purchased with the cash proceeds from securities loaned.

Securities Sold Short (12.1% )
Homebuilders (3.1% )
NVR, Incorporated	34,602	22,318,290
Mortgage (0.1% )
Novastar Financial, Incorporated	25,000	666,250
Mutual Funds (4.7% )
iShares Cohen & Steers Realty Majors Index Fund	115,800	11,628,636
iShares Dow Jones US Real Estate Index Fund	268,200	22,354,470
		33,983,106
Office (2.7%)
Alexandria Real Estate Equities, Incorporated	90,000	9,036,000
Douglas Emmett, Incorporated	71,800	1,909,162
Parkway Properties, Incorporated	162,620	8,295,246
		19,240,408
Retail (0.5%)
Inland Real Estate Corporation	55,800	1,044,576
Tanger Factory Outlet Centers	70,700	2,762,956
		3,807,532
Storage (1.0% )
U-Store-It Trust	366,900	7,539,795

Total Securities Sold Short (Proceeds $82,717,811)		$87,555,381

	Contracts	Market Value($)
Written Call Options (0.3%)
Simon Properties, $90, Exp. 01/2007	1,996	2,285,420
Total Options Written (Premiums received $706,704)		$$2,285,420

See accompanying notes to the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investments, at value[1] (cost $737,567,331)	$907,007,021
Repurchase agreement, at cost ($5,836)	5,836
Collateral for securities loaned, at value	161,296,833
Deposits with broker and custodian bank for securities sold short	83,518,944
Interest and dividends receivable	6,336,641
Receivable for investments sold	37,820,686
Receivable for capital shares issued	736,239
Other Receivables	84,268
Prepaid expenses	57,049
Total Assets	1,196,863,517
LIABILITIES
Demand loan payable to bank	202,617,536
Securities sold short (proceeds $82,717,811)	87,555,381
Payable for return of collateral received for securities on loan	161,302,669
Payables for investments purchased	14,161,262
Payable for options written (proceeds $706,704)	2,285,420
Payable for capital shares redeemed	1,459,771
Accrued expenses and other payables
Interest expense	760,243
Investment advisory fees	584,135
Distribution fees	325,822
Administration, fund accounting and transfer agent fees	149,372
Administrative services plan fee	47,326
Other	144,494
Total Liabilities	471,393,431
NET ASSETS	$725,470,086

Capital	$557,793,707
Undistributed net investment loss	(33,486)
Undistributed net realized gains on investments, options, and
securities sold short	4,680,625
Net unrealized appreciation on investments, options and securities sold short	163,029,240
Net Assets	$725,470,086

Class A
Net Assets	$473,172,406
Shares outstanding	8,727,031
Redemption price per share	$54.22
Maximum Sales Charge - Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$57.53
Class B
Net Assets	$67,851,018
Shares outstanding	1,265,803
Offering price and redemption price per share[2]	$53.60

Class C
Net Assets	$183,049,339
Shares outstanding	3,417,489
Offering price and redemption price per share[2]	$53.56

Class Y
Net Assets	$1,397,323
Shares outstanding	25,786
Offering price and redemption price per share[2]	$54.19

[1]	Includes securities on loan of $157,812,149.
[2]	Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $65,695)	$	,479,318
Interest income		4,445,167
Total Investment Income		37,924,485

EXPENSES
Investment advisory fees		6,067,157
Distribution fees
Class A		1,080,685
Class B		633,036
Class C		1,652,019
Administration, fund accounting and transfer agent fees		762,125
Administrative services plan fees		186,103
Custodian fees		132,654
Legal fees		108,235
Printing fees		74,340
State Registration fees		55,934
Audit fees		85,064
Insurance expense		30,916
Trustees’ fees		37,593
Dividend expense on securities sold short		2,406,821
Interest expense		8,645,745
Other expenses		88,691
Total expenses before waivers		22,047,118
Expenses reimbursed by the Adviser		(26,893)
Net Expenses		22,020,225
Net Investment Income		15,904,260

REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
Net realized gains from investments and options		101,497,712
Net realized losses from securities sold short		(33,852,903)
Change in unrealized appreciation (depreciation) from investments,
options and securities sold short		87,882,117
Net realized/unrealized gain from investments, options and
securities sold short		155,526,926
Change in net assets resulting from operations		$171,431,186

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005

FROM INVESTMENT ACTIVITIES
OPERATIONS
Net investment income	$15,904,260	15,942,779
Net realized gains from investments and options	101,497,712	67,360,461
Net realized losses from securities sold short	(33,852,903)	(8,083,555)
Change in unrealized appreciation (depreciation)
from investments, options and securities sold
short	87,882,117	(49,090,843)
Change in net assets resulting from operations	171,431,186	26,128,842

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(17,909,179)	(17,191,730)
From net realized gains from investments and
securities sold short	(30,589,462)	(37,492,352)
Return of Capital	—	(600,293)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(2,177,544)	(2,066,921)
From net realized gains from investments and
securities sold short	(4,439,585)	(5,556,335)
Return of Capital	—	(88,945)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(5,696,357)	(5,256,845)
From net realized gains from investments and
securities sold short	(11,924,844)	(14,256,149)
Return of Capital	—	(228,923)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(26,905)	—
From net realized gains from investments and
securities sold short	(101,573)	—
Change in net assets from distributions
to shareholders	(72,865,449)	(82,738,493)

CAPITAL TRANSACTIONS
Proceeds from shares issued	105,024,254	126,633,811
Shares issued in reinvestment of distributions	61,047,291	69,895,757
Payments for shares redeemed	(137,919,868)	(149,695,279)
Redemption fees	21,401	24,461
Repayment of advisory fees	—	790,961
Change in net assets from capital transactions	28,173,078	47,649,711
Change in net assets	126,738,815	(8,959,940)

NET ASSETS
Beginning of year	598,731,271	607,691,211
End of year	$725,470,086	598,731,271

The accompanying notes are an integral part of these financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005

Capital Transactions:
Class A:
Proceeds from shares issued	$77,467,321	$97,526,523
Dividends reinvested	39,960,792	46,129,577
Cost of shares redeemed	(102,006,739)	(115,631,907)$
Redemption fees	16,870	19,894
Repayment of advisory fees	—	518,833
Change	$15,438,244	$28,562,920

Class B:
Proceeds from shares issued	$5,768,128	$4,880,824
Dividends reinvested	5,574,339	6,575,783
Cost of shares redeemed	(10,569,701)	(8,363,054)
Redemption fees	2,341	90
Repayment of advisory fees	—	76,136
Change	775,107	$3,169,779

Class C:
Proceeds from shares issued	$20,163,700	$24,226,464
Dividends reinvested	15,383,682	17,190,397
Cost of shares redeemed	(24,989,309)	(25,700,318)
Redemption fees	2,190	4,477
Repayment of advisory fees	—	195,992
Change	$10,560,263	$15,917,012

Class Y: +
Proceeds from shares issued	$1,625,105	$—
Dividends reinvested	128,478	—
Cost of shares redeemed	(354,119)	—
Change	$1,399,464	$—

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (continued)

Share Transactions:
Class A:
Issued	1,493,186	1,944,214
Reinvested	751,238	964,859
Redeemed	(1,971,735)	(2,319,820)
Change	272,689	589,253

Class B:
Issued	112,511	98,185
Reinvested	105,835	139,239
Redeemed	(205,219)	(168,805)
Change	13,127	68,619

Class C:
Issued	390,653	489,650
Reinvested	292,083	364,196
Redeemed	(489,330)	(519,017)
Change	193,406	334,829

Class Y: +
Issued	29,965	—
Reinvested	2,387	—
Redeemed	(6,567)	—
Change	25,785	—

+ Commenced operations on April 28, 2006.

KENSINGTON STRATEGIC REALTY FUND

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income	$15,904,260
Adjustments to reconcile net investment income
to net cash provided by operating activities:
Purchases of investments and options	(1,885,381,944)
Proceeds from disposition of investments, options
and securities sold short	1,932,132,526
Increase in deposits with broker and custodian bank
for securities sold short	(45,924,329)
Decrease in interest and dividends receivable	(520,920)
Decrease in accrued expenses and other payables	599,486
Net cash provided by operating activities	16,809,079

CASH FLOWS USED IN FINANCING ACTIVITIES:
Demand loan payable	26,803,347
Proceeds from shares issued	105,486,502
Cost of shares redeemed	(137,344,330)
Cash distributions paid	(11,818,158)
Net cash used in financing activities	(16,872,639)

Change in cash	(63,560)

CASH:
Beginning balance	63,560
Ending balance	$—

Non-cash financing activities not included herein consist of reinvestment of distributions of $61,047,291.

The accompanying notes are an integral part of these financial statements.

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KENSINGTON STRATEGIC REALTY FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Less Dividends

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized/Unrealized Gains (Losses) on Investments, Options and Securities Sold Short	Total From Investment Activities	Net Investment Income	Net Realized Gains	Return of Capital

Kensington Strategic Realty Fund Class A
Year Ended December 31, 2006	$46.47	1.38(g)	12.27	13.66	(2.18)	(3.73)	—
Year Ended December 31, 2005	$51.06	1.44(g)	0.98	2.42	(2.16)	(4.84)	(0.07)
Year Ended December 31, 2004	$45.34	2.21(g)	9.73	11.94	(2.39)	(3.83)	—
Period Ended December 31, 2003*	$37.32	1.51	9.88	11.39	(1.90)	(1.47)	—
Year Ended March 31, 2003	$41.27	2.17	(2.12)	0.05	(2.51)	(1.49)	—
Year Ended March 31, 2002	$36.22	1.64	7.30	8.94	(2.47)	(1.42)	—

Kensington Strategic Realty Fund Class B
Year Ended December 31, 2006	$46.00	0.98(g)	12.14	13.12	(1.79)	(3.73)	—
Year Ended December 31, 2005	$50.63	1.04(g)	0.97	2.01	(1.79)	(4.84)	(0.07)
Year Ended December 31, 2004	$45.02	1.83(g)	9.66	11.49	(2.05)	(3.83)	—
Period Ended December 31, 2003*	$37.09	1.27	9.80	11.07	(1.67)	(1.47)	—
Year Ended March 31, 2003	$41.06	1.82	(2.06)	(0.24)	(2.24)	(1.49)	—
Year Ended March 31, 2002	$36.09	1.39	7.22	8.61	(2.22)	(1.42)	—

Kensington Strategic Realty Fund Class C
Year Ended December 31, 2006	$45.97	0.98(g)	12.13	13.11	(1.79)	(3.73)	—
Year Ended December 31, 2005	$50.60	1.04(g)	0.97	2.01	(1.79)	(4.84)	(0.07)
Year Ended December 31, 2004	$44.99	1.84(g)	9.65	11.49	(2.05)	(3.83)	—
Period Ended December 31, 2003*	$37.07	1.28	9.78	11.06	(1.67)	(1.47)	—
Year Ended March 31, 2003	$41.04	1.81	(2.05)	(0.24)	(2.24)	(1.49)	—
Year Ended March 31, 2002	$36.07	1.37	7.23	8.60	(2.21)	(1.42)	—

Kensington Strategic Realty Fund Class Y
Period Ended December 31, 2006**	$49.83	1.49(g)	8.36	9.85	(1.76)	(3.73)

*	A nine month period due to year end change from March 31 to December 31.
**	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Excludes dividend and interest expense.
(e)	Includes dividend and interest expense.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g	Computed using the average share method.
^	Less than $0.01 per share.
#	In 2005, the return excludes a reimbursement by the adviser for advisory fee correction. Including such item, the total return would have been increased by 0.13% for Class A, B, and C shares.

from:						Ratios/Supplemental data

Total Distributions	Redemption Fees	Repayment of Advisory fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (f)

(5.91)	—^	n/a	$ 54.22	30.16%	$473,172	1.40%	3.07%	2.66%	151.51%
(7.07)	—^	0.06	$ 46.47	4.76%#	$392,881	1.96%	3.62%	2.87%	206.15%
(6.22)	—	n/a	$ 51.06	27.63%	$401,565	1.27%	2.49%	4.75%	173.21%
(3.37)	—	n/a	$ 45.34	31.15%	$267,657	1.77%	2.94%	4.63%	87.07%
(4.00)	—	n/a	$ 37.32	0.13%	$170,383	2.44%	4.07%	5.41%	213.45%
(3.89)	—	n/a	$ 41.27	25.83%	$172,682	3.18%	3.82%	4.02%	190.84%

(5.52)	—^	n/a	$ 53.60	29.18%	$67,851	2.15%	3.82%	1.91%	151.51%
(6.70)	—^	0.06	$ 46.00	3.96%#	$57,629	2.71%	4.37%	2.10%	206.15%
(5.88)	—	n/a	$ 50.63	26.67%	$59,943	2.02%	3.24%	4.00%	173.21%
(3.14)	—	n/a	$ 45.02	30.40%	$45,340	2.52%	3.69%	3.87%	87.07%
(3.73)	—	n/a	$ 37.09	(0.60)%	$28,926	3.19%	4.85%	4.63%	213.45%
(3.64)	—	n/a	$ 41.06	24.87%	$23,993	3.93%	4.57%	3.44%	190.84%

(5.52)	—^	n/a	$ 53.56	29.18%	$183,049	2.15%	3.82%	1.91%	151.51%
(6.70)	—^	0.06	$ 45.97	3.97%#	$148,222	2.71%	4.37%	2.10%	206.15%
(5.88)	—	n/a	$ 50.60	26.69%	$146,183	2.02%	3.24%	4.00%	173.21%
(3.14)	—	n/a	$ 44.99	30.39%	$96,943	2.52%	3.68%	3.94%	87.07%
(3.73)	—	n/a	$ 37.07	(0.60)%	$54,913	3.19%	4.85%	4.58%	213.45%
(3.63)	—	n/a	$ 41.04	24.85%	$42,329	3.93%	4.57%	3.38%	190.84%

(5.49)	—	n/a	$ 54.19	20.14%	$1,397	1.15%	2.82%	2.91%	151.51%

KENSINGTON STRATEGIC REALTY FUND

OTHER SHARE CLASS RESULTS (Unaudited)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006 WITH ALL DISTRIBUTIONS REINVEST ED	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION (9/15/99)
CLASS B SHARES
not reflecting CDSC*	29.18%	19.38%	18.14%	23.17%
reflecting applicable CDSC	24.18%	18.67%	17.94%	23.17%

CLASS C SHARES
not reflecting CDSC*	29.18%	19.38%	18.14%	23.16%
reflecting applicable CDSC	28.18%	19.38%	18.14%	23.16%

CLASS Y SHARES	30.16%	20.28%	19.03%	24.09%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

Class Y shares of the Fund were not in existence prior to April 28, 2006. The Class Y share performance that is presented for those periods prior to April 28, 2006 is based on the performance of Class A shares since the inception of the Fund. The returns for Class Y shares will differ from the returns for Class A shares because of differences in expenses of each class. Class Y shares are not subject to the Rule 12b-1 service and distribution fees that Class A shares are subject to and Class Y shares will therefore generally have lower expenses than Class A shares.

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KENSINGTON SELECT INCOME FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN FOR PERIOD ENDED DECEMBER 31, 2006 WITH ALL DISTRIBUTIONS R EINVESTED	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION[1] (3/30/01)	TRAILING 12-MONTH YIELD	30-DAY SEC YIELD[1]
Select Income Fund at NAV	15.61%	8.05%	12.83%	16.01%	6.91%	5.55%
with sales load	8.95%	5.94%	11.50%	14.82%	6.51%	5.22%
Merrill Lynch Preferred Index [3]	8.10%	4.68%	6.21%	6.53%
FTSE NAREIT Composite Index [4]	34.02%	23.67%	22.48%	22.06%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

Performance data shown at NAV is that of the Class A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 58.

[1]	While the Class A shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.
[2]
The 30-day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[3]
The Merrill Lynch Preferred Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research.

[4]
The FTSE NAREIT Composite Index, formerly the NAREIT Composite Index, is an unmanaged index consisting of approximately 200 Real Estate Investment trust stocks. The index was developed with a base value as of December 31, 1971.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

PORTFOLIO HOLDINGS % OF PORTFOLIO HOLDINGS PROPERTY TYPE

As of 12/31/06. Portfolio holdings subject to change. Due to rounding, values may not total 100%.

*	Other includes Manufactured Homes (2.02%), Industrial (1.67%), and Single Tenant (0.39%).

GROWTH OF A $10,000 INVESTMENT
Period from Fund inception on March 30, 2001 to December 31, 2006

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended December 31, 2006:

CLASS A SHARES*	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION (3/30/01)
reflecting 5.75% maximum sales charge	8.95%	5.94%	11.50%	14.82%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

*	Performance for other share classes can be found on page 58.

KENSINGTON SELECT INCOME FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Select Income Fund, which is designed for investors seeking a relatively high dividend yield with the potential for modest growth over time, continued to meet its yield objective throughout 2006.

The Fund’s trailing 12-month dividend yield is 6.91%, well above yields on other equity and fixed income alternatives. For example, at the end of the reporting period, the yield on the Standard & Poor’s 500 Index was 1.79% and the dividend on the 10-Year Treasury Note was 4.70%.

2006 was a very favorable year for the Fund. We are very pleased to report a total return of 15.61%, bringing the total return since inception to 16.01% per year. The Fund’s performance is substantially in excess of the benchmark Merrill Lynch Preferred Index, which returned 8.10% in 2006 and 6.53% per year since inception of the Fund.

As many investors are attracted to the Select Income Fund as a fixed income alternative, it is notable that the Fund outperformed the Merrill Lynch broad based Corporate bond Index, which was up 4.64% for the year. With such strong performance in 2006, we saw little correlation between interest rates and the preferred stocks that are the focus of this portfolio.

In large part, the Fund’s robust performance is attributable to returns from the portfolio’s commercial mortgage company investments. We have long recognized the potential of this asset class and are happy to report that, due to a price recovery in 2006, these investments were a major contributor to performance.

INVESTMENT STRATEGY

The Fund’s portfolio is well diversified, both geographically and by property type, and holds 70 securities issued by a wide range of real estate companies. As of December 31, 2006 approximately 69% of the Fund’s assets were invested in senior securities, primarily preferred stocks. Preferred shares have a priority claim on cash flow and a liquidation preference with respect to the asset-rich issuing companies. Accordingly, we feel the main risks for these preferred securities are credit quality and interest rate risk.

We remain very comfortable with the portfolio’s credit quality. Dividends from the Fund’s senior securities holdings remain quite secure. On a weighted-average basis, the companies issuing the Fund’s investments generate over $2.00 in cash flow for every $1.00 of fixed charges (i.e. preferred dividends plus interest on debt).

On average, the REIT preferred investments owned by the Fund currently yield approximately two percentage points above the 10-Year Treasury Note. This premium is attractively wide in our opinion, given the quality of the credit behind the Fund’s investments and the relative characteristics of the preferred structure.

In our view, an anticipated increase in longer-term interest rates is somewhat reflected in the current market prices of the Fund’s REIT preferred security portfolio. Therefore a modest rise in 10-Year Treasury Note yields should have a less dramatic effect on these REIT senior securities than it may have on more fully priced fixed income assets. Of course, sudden moves in interest rates or disruptions in the capital markets would likely result in price volatility.

Over the year, we increased the Fund’s investments in higher-yielding common stocks to comprise 31% of the Fund’s holdings. Our common stocks pay attractive dividends that are well covered by the cash flow of the underlying issuers. While we expect that our common stock allocation should increase the dividend growth potential of the Fund’s portfolio and help offset interest rate risk, we intend to maintain the majority of the Fund’s assets in senior securities.

CONCLUSION

We believe that REIT preferred stocks represent a compelling investment alternative for investors seeking high current income and potential for modest long term growth of capital. We remain confident that our income-oriented, value-driven investment approach is an excellent way to include real estate’s competitive returns in your portfolio.

Paul Gray	Joel Beam
Portfolio Manager	Portfolio Manager

The Merrill Lynch Broad Based Corporate Bond Index is a broad-based index of quality U.S. corporate bonds with maturities between five and seven years.

The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return, U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.

The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for Class A shares is 15.58% (8.92% reflecting the maximum sales charge). Past performance is not predictive of future performance.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for Fund holdings as of December 31, 2006.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

KENSINGTON SELECT INCOME FUND

EXPENSE EXAMPLE

As a shareholder of the Kensington Select Income Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class b and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. these Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington Select Income Fund Class A	Beginning Account value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,098.90	$11.21
Hypothetical
(5% return before expenses)	$1,000.00	$1,014.52	$10.76

Kensington Select Income Fund Class B	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,094.80	$15.15
Hypothetical
(5% return before expenses)	$1,000.00	$1,010.74	$14.54

Kensington Select Income Fund Class C	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,094.80	$15.15
Hypothetical
(5% return before expenses)	$1,000.00	$1,010.74	$14.54

Kensington Select Income Fund Class Y	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,100.60	$9.90
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.78	$9.50

* Expenses are equal to the Fund’s annualized expense ratio of 2.12% for Class A, 2.87% for Class B, 2.87% for Class C, and 1.87% for Class Y multiplied by the average account value over the period, multiplied by 184/365 in the most recent fiscal half-year/365 to reflect the one-half year period.

KENSINGTON SELECT INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2006

	Shares	Market Value($)
Real Estate Common Stock (30.6%)
Diversified (2.0%)
Crescent Real Estate Equities Company	815,000	16,096,250

Healthcare (4.2%)
Health Care Realty Trust	379,800	15,017,292
Health Care REIT, Incorporated[3]	350,000	15,057,000
Senior Housing Properties Trust[3]	136,700	3,346,416
		33,420,708
Hotel (2.3%)
Hersha Hospitality Trust	1,037,500	11,765,250
Sunstone Hotel Investors, Incorporated	246,800	6,596,964
		18,362,214
Mortgage (11.5%)
Alesco Financial, Incorporated	376,000	4,023,200
Arbor Realty Trust, Incorporated	683,000	20,551,470
iStar Financial, Incorporated	389,800	18,640,236
Newcastle Investment Corporation	880,100	27,564,732
Northstar Realty Financial Corporation	586,600	9,719,962
Resource Capital Corporation 144A1	675,842	11,455,522
Resource Capital Corporation -Warrants[1]	42,500	—
		91,955,122
Net Lease (8.2%)
Capital Lease Funding, Incorporated	1,197,100	13,886,360
Newkirk Realty Trust, Incorporated	1,870,500	33,743,820
Spirit Finance Corporation	1,407,095	17,546,475
		65,176,655
Office (2.4%)
Equity Office Properties	404,200	19,470,314

Total Real Estate Common Stock		244,481,263

Real Estate Preferred Stock (67.3%)

Diversified (7.3%)
Cousins Properties, Incorporated, Series A, 7.75%	250,000	6,475,000
Crescent Real Estate Equities Company, Series A, 6.75%	314,300	6,876,884
Crescent Real Estate Equities Company, Series B, 9.5%	138,400	3,736,108
Digital Realty Trust, Incorporated, Series A, 8.5%	625,000	16,243,750
LBA Realty II WBP, Incorporated, Series A, 8.75%[1,2]	400,000	18,360,000
LBA Realty II WBP, Incorporated, Series B, 7.625%[1,2]	323,000	6,460,000
		58,151,742
Healthcare (7.4%)
LTC Properties, Incorporated, Series F, 8.00%	1,309,800	32,941,470
Omega Healthcare Investors, Incorporated, Series D, 8.375%	975,000	26,066,625
		59,008,095
Hotel (11.6%)
Ashford Hospitality Trust, Series A, 8.55%	351,500	9,096,820
Eagle Hospitality, Series A, 8.25%	697,500	17,800,200

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2006 (continued)

	Shares or Principal Amount	Market Value($)
Hotel (11.6%) (continued)
FelCor Lodging Trust, Incorporated, Series C, 8.00%	313,000	7,890,730
FelCor Lodging Trust, Incorporated, Series A, 1.95%	250,000	6,247,500
Hersha Hospitality Trust, Series A, 8.00%	199,900	5,247,375
Host Marriott Corporation, Series E, 8.875%	422,700	11,239,593
Strategic Hotel & Resorts Inc., Series B, 8.25%	290,000	7,503,750
Strategic Hotel & Resorts Inc., Series C, 8.25% [3]	600,000	15,492,000
Sunstone Hotel Investors, Incorporated, Series A, 8.00%	220,000	5,610,000
Winston Hotels, Incorporated, Series B, 8.00%	269,000	6,815,115
		92,943,083
Industrial (1.8%)
Eastgroup Properties, Incorporated, Series D, 7.95%	316,200	8,110,530
Monmouth Real Estate Investment Corporation, Series A, 7.625%	230,000	5,911,000
		14,021,530
Manufactured Housing (2.1%)
Affordable Residential Communities, Series A, 8.25%	672,600	17,016,780

Mortgage (16.5%)
Accredited Mortgage Loan REIT Trust, Series A, 9.75%	661,500	16,511,040
American Home Mortgage Investment Corporation, Series A , 9.75%	115,760	3,130,150
American Home Mortgage Investment Corporation, Series B, 9.25%	434,000	11,414,200
Annaly Mortgage Management, Series A, 7.875% 3	1,056,600	26,584,056
Anthracite Capital, Incorporated, Series C, 9.375%	612,900	16,388,946
Impac Mortgage Holdings, Incorporated, Series B, 9.375%	385,800	9,120,312
Impac Mortgage Holdings, Incorporated, Series C, 9.125%	324,700	8,036,325
MFA Mortgage Investments, Incorporated, Series A, 8.50%	457,200	11,489,436
New Century Financial, Series A, 9.125%	438,800	10,640,900
Newcastle Investment Corporation, Series C, 8.05%	188,900	4,826,395
Northstar Realty Financial Corporation, Series A, 8.75%	300,400	8,035,700
Novastar Financial, Series C, 8.90%	167,400	4,159,890
Thornburg Mortgage, Incorporated, Series C, 8.00%	43,000	1,074,570
		131,411,920
Multifamily (4.5%)
Apartment Investment & Management Company, Series T, 8.00%	653,500	16,631,575
Apartment Investment & Management Company, Series U, 7.75%	507,000	12,938,640
Associated Estates Realty Corporation, Series B, 8.70%	240,100	6,278,615
		35,848,830
Net Lease (3.2%)
Capital Lease Funding, Incorporated, Series A, 8.125%	420,800	10,730,400
Lexington Corporate Properties trust, Series B, 8.05%	447,900	11,448,324
Trustreet Properties Inc., Series A, 7.72%	131,300	3,281,187
		25,459,911
Office (6.7%)
Alexandria Real Estate Equities, Inc., Series C, 8.375%	296,500	7,756,440
Corporate Office Properties trust, Series G, 8.00%	401,000	10,426,000
DRA CRT Acquisition Corporation, Series A, 8.5%	754,000	18,331,625

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2006 (continued)

	Shares or Principal Market Amount	Value($)
Office (6.7%) (continued)
Maguire Properties, Incorporated, Series A, 7.625%	278,400	6,884,832
Parkway Properties, Incorporated, Series D, 8.00%	386,600	9,827,372
		53,226,269
Retail (6.2%)
Glimcher Realty Trust, Series F, 8.75%	500,000	13,045,000
Mills Corporation, Series E, 8.75%	550,500	12,694,530
Mills Corporation, Series G, 7.875%	202,300	4,440,485
Saul Centers, Incorporated, Series A, 8.00%	231,700	5,982,494
Taubman Centers Incorporated, Series G, 8.00%	518,200	13,628,660
		49,791,169
Total Real Estate Preferred Stock		536,879,329
Total Real Estate Common and Preferred Stock (Cost $736,588,216)		781,360,592

Corporate Bonds (4.4%)

Diversified (4.4%)
Taberna Preferred Funding, Limited, Series 2005-2A F, 10.368%, 11/05/35 144A1,2	$27,000,000	26,613,900
Taberna Preferred Funding, Limited, Series 2005-3A D, 8.018%, 02/05/36 144A1,2	4,500,000	4,343,850
Taberna Preferred Funding, Limited, Series 2005-3A E, 9.868%, 02/05/36 144A1,2	4,500,000	4,303,800
Total Corporate Bonds (Cost $36,000,000)		35,261,550

Other Equity Investments (2.3%)

Industrial (2 .3%)
Macquarie Infrastructure Company Trust	528,200	18,740,536
Total Other Equity Investment (Cost $15,617,066)		18,740,536

Repurchase Agreement (1.8%)

Custodial Trust Company, 5.3130%, dated 12/31/06 due
01/01/07, repurchase price $14,409,387 (collateralized by
U.S. Treasury Bond, 08/15/23, valued at $13,041,941; U.S. Treasury Bond,
08/15/22, valued at $1,778,652)[5]	$14,400,886	14,400,886

Total Investments In Securities (cost $802,606,168) 106.4%		849,763,564
Liabilites in excess of Other Assets - (6.4%)		(51,019,562)
NET ASSETS - 100.0%		$798,744,002

[1]	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
[2]	The Adviser, using Board approved procedures, has deemed all or a portion of the security to be illiquid.
[3]	All or a portion of the security was on loan at December 31, 2006.
[4]	Represents non-income producing securities.
[5]	Security purchased with the cash proceeds from securities loaned.

See accompanying notes to the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investments, at value [1] (cost $788,205,282)	$835,362,678
Repurchase agreement, at cost	14,400,886
Total Investments, (cost $802,606,168)	849,763,564
Interest and dividends receivable	7,913,959
Receivables from investments sold	5,791,633
Receivable for capital shares issued	2,769,886
Receivable from affiliate	51,384
Prepaid expenses	50,307
Total Assets	866,340,733

LIABILITIES
Demand loan payable to bank	30,342,184
Payable for return of collateral received for securities on loan	14,400,886
Payables for investments purchased	20,227,884
Payable for capital shares redeemed	1,064,257
Accrued expenses and other payables
Interest expense	194,947
Investment advisory fees	667,951
Distribution fees	350,525
Administration, fund accounting and transfer agent fees	126,106
Administrative services plan fees	65,928
Other	156,063
Total Liabilities	67,596,731

NET ASSETS	$798,744,002
Capital	$751,689,313
Undistributed net realized losses on investments and securities sold short	(102,707)
Net unrealized appreciation on investments and securities sold short	47,157,396
Net Assets	$798,744,002

Class A
Net Assets	$484,186,034
Shares outstanding	13,488,875
Redemption price per share	$35.90
Maximum Sales Charge - Class A	5.75%
Maximum Offering Price
[100%/(100% - Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$38.08

Class B
Net Assets	$69,866,529
Shares outstanding	1,962,315
Offering and redemption price per share[2]	$35.60

Class C
Net Assets	$223,324,503
Shares outstanding	6,285,054
Offering and redemption price per share[2]	$35.53

Class Y
Net Assets	$21,366,936
Shares outstanding	595,718
Offering and redemption price per share[2]	$35.87

[1]	Includes securities on loan of $14,262,854
[2]	Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
Dividend income	$60,276,160
Interest income	3,548,357
Total Investment Income	63,824,517

EXPENSES
Investment advisory fees	7,284,158
Distribution fees
Class A	1,100,277
Class B	706,765
Class C	2,147,848
Custodian fees	128,376
Administration, fund accounting and transfer agent fees	808,689
Administrative services plan fees	267,639
Trustees’ fees	40,931
Legal fees	144,916
Printing fees	85,327
Registration fees	59,613
Audit fees	71,984
Insurance expense	30,144
Dividend expense	29,607
Interest expense	6,951,437
Other expenses	58,789
Total expenses	19,916,500
Net Investment Income	43,908,017

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gains from investments	18,349,938
Net realized loss on securities sold short	(2,249,194)
Change in unrealized appreciation (depreciation) from investments, and securities sold short	44,183,608
Net realized/unrealized loss from investments and securities sold short	60,284,352
Change in net assets resulting from operations	$104,192,369

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	YEAR ENDED DECEMBER 30, 2006	YEAR ENDED DECEMBER 31, 2005

FROM INVESTMENT ACTIVITIES
OPERATIONS
Net investment income	$43,908,017	$53,922,552
Net realized gains from investments and options	18,349,938	1,841,354
Net realized loss on securities sold short	(2,249,194)	(2,153,834)
Net change in unrealized appreciation (depreciation)
from investments, and securities sold short	44,183,608	(72,889,108)
Change in net assets resulting from operations	104,192,369	(19,279,036)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(29,017,064)	(36,352,015)
From net realized gains from investments and
securities sold short	(4,862,328)	(2,531,645)
Return of capital	(2,223,959)	(195,826)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(4,149,569)	(5,147,376)
From net realized gains from investments and
securities sold short	(714,959)	(427,735)
Return of capital	(326,944)	(33,250)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(12,686,123)	(14,972,297)
From net realized gains from investments and
securities sold short	(2,280,879)	(1,257,138)
Return of capital	(1,043,253)	(97,925)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(245,834)	—
From net realized gains from investments and
securities sold short	(125,331)	—
Return of capital	(57,326)	—
Change in net assets from distributions to shareholders	(57,733,569)	(61,015,207)

CAPITAL TRANSACTIONS
Proceeds from shares issued	187,029,512	270,977,773
Shares issued in reinvestment of distributions	39,646,055	42,876,544
Payments for shares redeemed	(214,223,084)	(348,991,337)
Other capital contributions	51,384	—
Redemption fees	17,548	73,031
Change in net assets from capital transactions	12,521,415	(35,063,989)
Change in net assets	58,980,215	(115,358,232)

NET ASSETS
Beginning of year	739,763,787	855,122,019
End of year	$798,744,002	$739,763,787

The accompanying notes are an integral part of these financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2005

Capital Transactions:
Class A:
Proceeds from shares issued	$132,343,046	$218,024,712
Dividends reinvested	24,577,116	27,666,309
Cost of shares redeemed	(145,581,284)	(286,689,306)
Other capital contributions	31,037	—
Redemption fees	15,819	70,821
Change	$11,385,734	$(40,927,464)

Class B:
Proceeds from shares issued	$3,117,240	$7,393,098
Dividends reinvested	3,357,737	3,625,448
Cost of shares redeemed	(16,026,275)	(11,461,457)
Other capital contributions	4,515	—
Redemption fees	165	197
Change	$(9,546,618)	$(442,714)

Class C:
Proceeds from shares issued	$30,750,084	$45,559,963
Dividends reinvested	11,315,444	11,584,787
Cost of shares redeemed	(52,594,542)	(50,840,574)
Other capital contributions	14,461	—
Redemption fees	1,359	2,013
Change	$(10,513,194)	$6,306,189

Class Y: +
Proceeds from shares issued	$20,819,142	$—
Dividends reinvested	395,758	—
Cost of shares redeemed	(20,983)	—
Other capital contributions	1,371	—
Redemption fees	205	—
Change	$21,195,493	$—

Share Transactions:
Class A:
Issued	3,801,649	6,047,910
Reinvested	709,958	780,159
Redeemed	(4,218,226)	(8,064,957)
Change	293,381	(1,236,888)

Class B:
Issued	90,276	206,246
Reinvested	97,838	103,178
Redeemed	(466,293)	(327,119)
Change	(278,179)	(17,695)

Class C:
Issued	891,694	1,275,260
Reinvested	330,218	330,278
Redeemed	(1,535,436)	(1,450,909)
Change	(313,524)	154,629

Class Y: +
Issued	585,092	—
Reinvested	11,219	—
Redeemed	(593)	—
Change	595,718	—

+ Commenced operations on April 28, 2006.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income	$43,908,017
Adjustments to reconcile net investment income
to net cash provided by operating activities:
Purchases of investment securities	(168,016,758)
Proceeds from disposition of investments, options
and securities sold short	324,337,744
Increase in deposits with broker and custodian bank
for securities sold short	12,925,917
Increase in interest and dividends receivable	2,037,113
Decrease in accrued expenses and other payables	(607,699)
Net cash provided by operating activities	214,584,334

CASH FLOWS USED IN FINANCING ACTIVITIES:
Demand loan payable	(167,163,323)
Proceeds from shares issued	184,929,564
Cost of shares redeemed	(214,314,445)
Other capital contributions	51,384
Cash distributions paid	(18,087,514)
Net cash used in financing activities	(214,584,334)
Change in cash	—

CASH:
Beginning balance	—
Ending balance	—

Non-cash financing activities not included herein consist of reinvestment of distributions of $39,646,055.

The accompanying notes are an integral part of these financial statements.

KENSINGTON SELECT INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Less dividends

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments, Options and Securities Sold Short	Total From Investment Activities	Net Investment Income	Net Realized Gains

Kensington Select Income Fund Class A
Year Ended December 31, 2006	$33.69	2.19(g)	2.87	5.05	(2.31)	(0.37)
Year Ended December 31, 2005	$37.07	2.41(g)	(3.09)	(0.68)	(2.50)	(0.19)
Year Ended December 31, 2004	$36.76	2.04	1.92	3.96	(1.95)	(1.70)
Period Ended December 31, 2003*	$32.50	1.67	5.07	6.74	(1.95)	(0.53)
Year Ended March 31, 2003	$31.18	2.57	1.29	3.86	(2.54)	—
Period Ended March 31, 2002 **	$25.00	2.51	6.29	8.80	(2.58)	—

Kensington Select Income Fund Class B
Year Ended December 31, 2006	$33.44	1.92(g)	2.83	4.75	(2.05)	(0.37)
Year Ended December 31, 2005	$36.84	2.12(g)	(3.07)	(0.95)	(2.25)	(0.19)
Year Ended December 31, 2004	$36.57	1.80	1.85	3.65	(1.74)	(1.64)
Period Ended December 31, 2003*	$32.35	1.47	5.04	6.51	(1.76)	(0.53)
Year Ended March 31, 2003	$31.08	2.26	1.35	3.61	(2.34)	—
Period Ended March 31, 2002 **	$25.00	2.45	6.12	8.57	(2.45)	—

Kensington Select Income Fund Class C
Year Ended December 31, 2006	$33.38	1.91(g)	2.83	4.74	(2.05)	(0.37)
Year Ended December 31, 2005	$36.77	2.12(g)	(3.06)	(0.94)	(2.25)	(0.19)
Year Ended December 31, 2004	$36.51	1.82	1.82	3.64	(1.74)	(1.64)
Period Ended December 31, 2003*	$32.30	1.48	5.02	6.50	(1.76)	(0.53)
Year Ended March 31, 2003	$31.06	2.28	1.31	3.59	(2.35)	—
Period Ended March 31, 2002 **	$25.00	2.46	6.12	8.58	(2.48)	—

Kensington Select Income Fund Class y
Period Ended December 31, 2006 ***	$34.14	1.75(g)	2.26	4.01	(1.75)	(0.37)

*	A nine month period due to year end change from March 31 to December 31.
**	From commencement of operations on April 3, 2001.
***	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Excludes dividend and interest expense.
(e)	Includes dividend and interest expense.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.
^	Less than $0.01 per share

The accompanying notes are an integral part of these financial statements.

from:					Ratios/Supplemental data

Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Ratio of Net Investment Income to Average Net Assets (c)(e)	Portfolio Turnover (f)

(0.17)	(2.85)	—^	$35.90	15.61%	$484,186	1.48%	2.44%	6.31%	20.60%
(0.01)	(2.70)	—^	$33.69	(1.99)%	$444,576	1.47%	2.13%	6.66%	35.70%
—	(3.65)	—	$37.07	11.30%	$534,973	1.60%	2.32%	7.49%	37.74%
—	(2.48)	—	$36.76	21.21%	$474,117	1.60%	2.01%	6.34%	22.49%
—	(2.54)	—	$32.50	12.74%	$263,459	1.60%	2.18%	8.73%	49.59%
(0.04)	(2.62)	—	$31.18	36.37%	$119,483	1.60%	2.16%	11.00%	33.27%

(0.17)	(2.59)	—^	$35.60	14.72%	$69,867	2.23%	3.19%	5.56%	20.60%
(0.01)	(2.45)	—^	$33.44	(2.73)%	$74,926	2.22%	2.88%	5.95%	35.70%
—	(3.38)	—	$36.84	10.45%	$83,185	2.35%	3.07%	6.73%	37.74%
—	(2.29)	—	$36.57	20.54%	$64,900	2.35%	2.77%	5.54%	22.49%
—	(2.34)	—	$32.35	11.89%	$39,973	2.35%	3.00%	7.75%	49.59%
(0.04)	(2.49)	—	$31.08	35.41%	$11,049	2.35%	3.04%	9.94%	33.27%

(0.17)	(2.59)	—^	$35.53	14.72%	$223,325	2.23%	3.19%	5.56%	20.60%
(0.01)	(2.45)	—^	$33.38	(2.71)%	$220,262	2.22%	2.88%	5.96%	35.70%
—	(3.38)	—	$36.77	10.43%	$236,965	2.35%	3.07%	6.73%	37.74%
—	(2.29)	—	$36.51	20.54%	$195,153	2.35%	2.77%	5.61%	22.49%
—	(2.35)	—	$32.30	11.87%	$98,752	2.35%	3.00%	7.85%	49.59%
(0.04)	(2.52)	—	$31.06	35.42%	$29,499	2.35%	3.00%	10.07%	33.27%

(0.17)	(2.29)	—^	$35.87	12.16%	$21,367	1.23%	2.19%	6.56%	20.60%

The accompanying notes are an integral part of these financial statements.

KENSINGTON SELECT INCOME FUND

OTHER SHARE CLASS RESULTS (Unaudited)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006 WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION[1] (3/30/01)
CLASS B SHARES
not reflecting CDSC[2]	14.72%	7.21%	11.97%	15.13%
reflecting applicable CDSC	9.72%	6.36%	11.72%	15.04%

CLASS C SHARES
not reflecting CDSC[2]	14.72%	7.21%	11.97%	15.13%
reflecting applicable CDSC	13.72%	7.21%	11.97%	15.13%

CLASS Y SHARES	15.61%	8.05%	12.83%	16.01%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

* CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

Class Y shares of the Fund were not in existence prior to April 28, 2006. The Class Y share performance that is presented for those periods prior to April 28, 2006 is based on the performance of Class A shares since the inception of the Fund. The returns for Class Y shares will differ from the returns for Class A shares because of differences in expenses of each class. Class Y shares are not subject to the Rule 12b-1 service and distribution fees that Class A shares are subject to and Class Y shares will therefore generally have lower expenses than Class A shares.

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KENSINGTON INTERNATIONAL REAL ESTATE FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN FOR PERIOD ENDED DECEMBER 31, 2006 WITH ALL DISTRIBITIONS REINVESTED	4Q06	SINCE INCEPTION (4/28/06)
International Real Estate Fund at NAV	15.29%	23.18%
with sales load	8.66%	16.07%
FTSE EPRA/NAREIT
Global Real Estate Index ex U.S. [1]	17.61%	28.64%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

Performance data shown at NAV is that of the Class A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 76.

[1]
The FTSE EPRA NAREIT Global Real Estate Index ex-U.S. is designed to track the performance of listed real estate companies and REITs worldwide, excluding U.S. companies. The Index acts as a performance measure of the overall market.

The above index do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

PORTFOLIO HOLDINGS % OF PORTFOLIO HOLDINGS BY COUNTRY

GROWTH OF A $10,000 INVESTMENT
Period from Fund inception on April 28, 2006 to December 31, 2006

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended December 31, 2006:

CLASS A SHARES*	4Q06	SINCE INCEPTION (4/28/06)
reflecting 5.75% maximum sales charge	8.66%	16.07%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

*	Performance for other share classes can be found on page 76.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington International Real Estate Fund is designed to invest predominantly in large, blue chip international real estate companies whose assets and business plans are consistent with a core real estate strategy. The international investment strategy is focused on the developed economies of Europe and Asia. Additionally, the Fund gains exposure to emerging markets such as China, India and Central and Eastern Europe primarily through investments in companies listed in Hong Kong, Singapore and Western Europe.

The Fund seeks total return from both capital appreciation and current income through investing in a portfolio of equity securities of non-U.S. real estate companies. Under normal market conditions, the Fund seeks to diversify investments across countries and regions.

INVESTMENT STRATEGY

At year end, the Fund’s portfolio was approximately invested in 50% Asia-Pacific and 42% European securities, with the balance in Canada and cash. The Fund owns a targeted list of companies—61 holdings out of 219 stocks in the FTSE EPRA/NAREIT global Real Estate Index ex-U.S.

The portfolio was slightly overweight Asian stocks during the year, which detracted from performance due to Hong Kong and Japan generating returns below the benchmark. The top performing regions where the Fund had meaningful exposure were the U.K. and Australia.

ASIA-PACIFIC Within the Asia-Pacific region, the Fund was overweight Singapore and Hong Kong, and underweight Australian stocks versus the benchmark index. Despite the relative underperformance of some sectors within Asia as compared to the benchmark, we are pleased with the group’s absolute performance.

Moving forward, we expect the strongest rental growth in our Asia-Pacific investment universe in the Singapore and Tokyo property markets. We continue to be particularly excited by the continuing recovery in Japan—the world’s second largest economy—which appears to finally be recovering from a decade long slump. In our view, earnings growth in Japan could be underestimated if we see just a modest acceleration of the recovery underway.

We will continue to look for opportunities to access the rapid growth in India and China through investments in established companies with experienced management teams. One of our favorite companies, Capital and, based in Singapore, is a great example of this. One of the largest developers in Southeast Asia, Capital and has a successful track record in mainland China and has just recently entered India with investments in both retail and residential properties.

EUROPE the United Kingdom’s healthy economy, well-developed public company model, land constrained markets and adoption of the REIT structure in January 2007 make it an attractive investment landscape. London City and West End London rent growth have been particularly robust, although construction is threatening to slow these markets in coming years. Overall, our focus on the London office market has contributed to performance this year.

Our investment process places emphasis on high quality assets and management teams that add value by developing and redeveloping assets to generate growth. Examples include Derwent valley Holdings, Shaftesbury Estates and great Portland Estates. All three of these companies are active in development and redevelopment of Central and West End London assets and all have demonstrated track records of adding value for shareholders. Shaftesbury, for example, has diligently assembled a large and concentrated portfolio of retail assets in London’s West End that rivals any number of the world’s best enclosed shopping malls in terms of traffic volume, sales, rent, and customer demographics.

With development constrained by very strict planning limits, and with lease structures that have several benefits weighted in favor of landlords, we believe that real estate assets in key European cities are poised to deliver stable growth for the foreseeable future. We expect to continue our focus in U.K. stocks. In our view, the underlying assets are poised to perform well and many of these companies offer an excellent value proposition.

CONCLUSION

We are very pleased with the results of the Fund from its inception to year end. We are very excited about the opportunities presented to the Fund and believe that the expansion of REIT-like structures internationally and increasing investor demand for real estate securities positions the international market for sustained growth. In our view, this growth should continue to generate new opportunities for investors to access growing economies through commercial real estate investment.

Paul Gray	Joel Beam
Portfolio Manager	Portfolio Manager

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for fund holdings as of December 31, 2006.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

EXPENSE EXAMPLE

As a shareholder of the Kensington International Real Estate Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemptions fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington International Real Estate Fund Class A	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,263.00	$10.44
Hypothetical			$9.30
(5% return before expenses)	$1,000.00	$1,015.98

Kensington International Real Estate Fund Class B	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,257.80	$14.69
Hypothetical
(5% return before expenses)	$1,000.00	$1,012.20	$13.09

Kensington International Real Estate Fund Class C	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,258.20	$14.69
Hypothetical
(5% return before expenses)	$1,000.00	$1,012.20	$13.09

Kensington International Real Estate Fund Class Y	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*
Actual	$1,000.00	$1,264.10	$9.02
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.24	$8.04

*
Expenses are equal to the Fund’s annualized expense ratio of 1.83% for Class A, 2.58% for Class B, 2.58% for Class C, and 1.58% for Class Y multiplied by the average account value over the period, multiplied by 184/365 in the most recent fiscal half-year/365 to reflect the one-half year period.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2006

	Shares	Market Value($)
Real Estate Common Stock .1%) (89
Australia (10.5%)
Centro Properties Group	226,162	1,624,535
Commonwealth Property Office Fund	923,400	1,071,458
DB RREEF Trust	783,648	1,097,962
Macquarie Office Trust	911,318	1,107,793
Mirvac Group	239,547	1,056,989
Stockland	298,562	1,951,339
Thakral Holdings Group	1,366,254	1,013,742
Westfield Group	238,000	3,943,277
		12,867,095
Austria (0.9%)
Immofinanz Immobilien Anlagen AG [3]	76,700	1,093,472

Britain (19.0%)
British Land Co PLC	117,647	3,948,211
Brixton PLC	97,900	1,104,114
Capital & Regional PLC	73,107	2,207,252
Derwent valley Holdings PLC	55,000	2,258,238
Great Portland Estates PLC	167,546	2,275,041
Hammerson PLC	53,600	1,655,027
Land Securities Group PLC	113,700	5,171,521
Liberty International PLC	39,800	1,087,870
Shaftesbury PLC	75,500	1,158,969
Slough Estates PLC	89,000	1,368,815
Unite Group PLC	104,481	1,119,008
		23,354,066
Canada (6.2%)
Brookfield Properties Corporation	84,100	3,307,653
H&R Real Estate Investment Trust	58,300	1,204,345
Primaris Real Estate Investment Trust [1] [2]	95,000	1,538,052
Riocan Real Estate Investment Trust	72,400	1,561,429
		7,611,479
China (0.3%)
Shimao Property Holdings, Ltd. [3]	200,500	375,826
France (4.3%)
Klepierre	6,850	1,293,050
Societe Immobiliere de Location pour l’Industrie et le Commerce	7,181	1,080,634
Unibail	12,060	2,946,744
		5,320,428
Germany .8%)(1
Deutsche Euroshop	14,784	1,098,725
Ivg Immobilien AG	25,160	1,095,675
		2,194,400

See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2006 (continued)

	Shares or Principal Amount	Market Value($)
Guernsey (2.7%)
Eurocastle Investment, Ltd.	65,719	3,348,628

Hong Kong (12.8%)
China Overseas Land & Investment, Ltd.	827,775	1,111,036
Far East Consortium	2,280,000	1,113,868
Great Eagle Holdings, Ltd.	300,800	866,246
Hang Lung Properties, Ltd.	550,800	1,380,841
Henderson Land development Company, Ltd.	294,500	1,646,986
Hongkong Land Holdings, Ltd.	573,200	2,281,336
Hysan Development Company, Ltd.	405,200	1,060,106
New World Development, Ltd.	516,500	1,039,866
Sino Land Company	406,000	947,888
Sun Hung Kai Properties, Ltd.	374,500	4,301,914
Sunlight Real Estate Investment trust [3]	21,346	6,202
		15,756,289
Japan (17.5%)
Japan Retail Fund Real Estate Investment Trust	119	969,959
Mitsubishi Estate Company, Ltd.	235,000	6,082,097
Mitsui Fudosan Company, Ltd.	226,900	5,538,797
New City Residence Investment	203	938,196
NTT Urban Development Corporation	1,060	2,048,653
Sumitomo Realty & Development Company, Ltd.	99,500	3,193,899
Tokyo Tatemono Company, Ltd.	120,400	1,341,544
Tokyu Land Corporation	144,900	1,366,143
		21,479,288
Luxembourg (2.4%)
Gagfah SA	58,500	1,824,771
Orco Property GP	9,000	1,146,459
		2,971,230
Netherlands (3.5%)
Corio NV	14,060	1,148,854
Eurocommerical Properties	21,459	1,071,038
Rodamco Europe NV	15,400	2,049,132
		4,269,024
Singapore (5.4%)
Allgreen Properties, Ltd.	975,100	832,848
Ascendas Real Estate Investment Trust	667,000	1,161,135
CapitaCommercial Trust	975,000	1,665,526
CapitaLand Ltd.	475,800	1,923,364
CapitaMall Trust	551,300	1,045,987
		6,628,860

See accompanying notes to the financial statements.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2006 (continued)

	Shares or Principal Amount	Market Value($)
Sweden (1.8%)
Castellum AB	85,300	1,136,968
Fabege AB	38,800	1,040,002
		2,176,970
Total Real Estate Common Stock (cost $96,793,417)		109,447,055

Repurchase Agreement (2.4%)
Custodial trust Company, 4.50%, dated 12/31/06,
due 01/01/07, repurchase price $3,014,954
(collateralized by Strips-Tint, 05/15/16, valued $3,103,743)	$3,013,330	3,013,330

TOTAL INVESTMENTS IN SECURITIES
(cost 99,806,747 $ ) 91.5%		112,460,385
Other assets in excess of Liabilities 8.5%		10,535,420
NET ASSETS 100.0%		$122,995,805

1 Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
2 The Adviser, using Board approved procedures, has deemed all or a portion of the security to be illiquid.
3 Represents non-income producing securities.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investments, at value (cost $96,793,417)	$109,447,055
Repurchase agreements, at cost	3,013,330
Total Investments, (cost $99,806,747)	112,460,385
Cash	10,820
Foreign currency, at value (cost $6,105,848)	6,110,358
Interest and dividends receivable	404,497
Receivables from investment securities sold	3,577,214
Receivable for capital shares issued	8,277,094
Prepaid expenses	32,444
Total Assets	130,872,812

LIABILITIES
Payables for investments purchased	7,516,888
Payable for capital shares redeemed	53,706
Payable for distribution to shareholders	126,690
Accrued expenses and other payables
Investment advisory fees	78,830
Distribution fees	33,270
Administrative services plan fee	2,935
Administration, fund accounting and transfer agent fees	12,006
Other	52,682
Total Liabilities	7,877,007

NET ASSETS	$122,995,805
Capital	$111,575,102
Undistributed net investment loss	(1,938,684)
Undistributed realized gains on investments	701,239
Net unrealized appreciation on investments	12,653,638
Net unrealized appreciation on foreign currency	4,510
Net Assets	$122,995,805

Class A
Net Assets	$85,572,564
Shares outstanding	2,851,970
Redemption price per share	$30.00
Maximum Sales Charge-Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$31.83

Class B
Net Assets	$3,126,624
Shares outstanding	104,499
Offering and redemption price per share[1]	$29.92

Class C
Net Assets	$21,499,069
Shares outstanding	718,752
Offering and redemption price per share[1]	$29.91

Class Y
Net Assets	$12,797,548
Shares outstanding	426,200
Offering and redemption price per share[1]	$30.03

[1]	Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD APRIL 28, 2006 THROUGH DECEMBER 31, 2006

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $111,721)	$809,223
Interest income	64,595
Total Investment Income	873,818

EXPENSES
Investment advisory fees	274,812
Administration fees
Distribution fees
Class A	45,185
Class B	8,402
Class C	49,521
Administration, fund accounting and transfer agent fees	25,729
Administrative services plan fees	9,127
State registration fees	32,690
Custodian fees	131,441
Printing fees	5,570
Legal fees	3,954
Organization costs	2,500
Offering costs	18,782
Audit fees	8,813
Insurance expense	262
Trustees’ fees	791
Other expenses	14,255
Total expenses before waivers	631,834
Less expenses waived/reimbursed by the Adviser	(90,685)
Net Expenses	541,149
Net Investment Income	332,669

REALIZED/UNREALIZED GAINS FROM INVESTMENTS
Net realized gains from investments	1,235,277
Net realized gains from foreign currency transactions	52,332
Change in unrealized appreciation (depreciation) from investments	12,653,638
Change in unrealized appreciation (depreciation) from foreign currency	4,510
Net realized/unrealized gains from investments	13,945,757
Change in net assets resulting from operations	$14,278,426

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

APRIL 28, 2006* Through DECEMBER 31,2006

FROM INVESTMENT ACTIVITIES
OPERATIONS
Net investment income	$332,669
Net realized gains from investments	1,235,277
Net realized gains from foreign currency	52,332
Net change in unrealized appreciation (depreciation) from investments	12,653,638
Net change in unrealized appreciation (depreciation) from foreign currency	4,510
Change in net assets resulting from operations	14,278,426

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(1,839,500)
From net realized gains from investments	(172,071)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(62,158)
From net realized gains from investments	(6,280)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(433,250)
From net realized gains from investments	(43,843)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(276,010)
From net realized gains from investments	(24,611)
Change in net assets from distributions
to shareholders	(2,857,723)

CAPITAL TRANSACTIONS
Proceeds from shares issued	111,599,517
Shares issued in reinvestment of distributions	2,565,774
Payments for shares redeemed	(2,592,825)
Redemption fees	2,636
Change in net assets from capital transactions	111,575,102
Change in net assets	122,995,805

NET ASSETS
Beginning of period	—
End of period	$122,995,805

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

APRIL 28, 2006* Through DECEMBER 31, 2006
Capital Transactions:
Class A:
Proceeds from shares issued	$78,571,057
Dividends reinvested	1,795,178
Cost of shares redeemed	(2,341,253)
Redemption fees	1,921
Change	$78,026,903

Class B:
Proceeds from shares issued	$2,792,941
Dividends reinvested	50,425
Cost of shares redeemed	(9,155)
Redemption fees	91
Change	$2,834,302

Class C:
Proceeds from shares issued	$19,270,437
Dividends reinvested	426,268
Cost of shares redeemed	(236,417)
Redemption fees	565
Change	$19,460,853

Class Y:
Proceeds from shares issued	$10,965,082
Dividends reinvested	293,903
Cost of shares redeemed	(6,000)
Redemption fees	60
Change	$11,253,045

Share Transactions:
Class A:
Issued	2,872,442
Reinvested	60,444
Redeemed	(80,916)
Change	2,851,970

Class B:
Issued	103,185
Reinvested	1,703
Redeemed	(389)
Change	104,499

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (continued)

APRIL 28, 2006* Through DECEMBER 31, 2006
Class C:
Issued	712,822
Reinvested	14,388
Redeemed	(8,458)
Change	718,752

Class Y:
Issued	416,533
Reinvested	9,891
Redeemed	(224)
Change	426,200

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities:			Less dividends

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized/Unrealized gains on Investments	Total From Investment Activities	Net Investment Income	Net Realized Gains

Kensington International Real Estate Fund Class A
Period Ended December 31, 2006**	$25.00	0.21(g)	5.58	5.78	(0.71)	(0.07)

Kensington International Real Estate Fund Class B
Period Ended December 31, 2006**	$25.00	0.09(g)	5.55	5.64	(0.65)	(0.07)

Kensington International Real Estate Fund Class C
Period Ended December 31, 2006**	$25.00	0.09(g)	5.55	5.64	(0.66)	(0.07)

Kensington International Real Estate Fund Class Y
Period Ended December 31, 2006**	$25.00	0.26(g)	5.57	5.83	(0.73)	(0.07)

**	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Includes waived fees and reimbursed expenses.
(e)	Excludes waived fees and reimbursed expenses.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.

The accompanying notes are an integral part of these financial statements.

from:					Ratios/ Supplemental data

Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Rate of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover (b)(f)

—	(0.78)	—	$30.00	23.18%	$85,573	1.85%	1.85%	1.33%	59.51%

—	(0.72)	—	$29.92	22.61%	$3,127	2.60%	2.60%	0.59%	59.51%

—	(0.73)	—	$29.91	22.61%	$21,499	2.60%	2.60%	0.59%	59.51%

—	(0.80)	—	$30.03	23.38%	$12,797	1.60%	1.60%	1.58%	59.51%

KENSINGTON INTERNATIONAL REAL ESTATE FUND

OTHER SHARE CLASS RESULTS (Unaudited)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006 WITH ALL DISTRIBUTIONS REINVESTED	4Q06	SINCE INCEPTION (4/28/06)
CLASS B SHARES
not reflecting CDSC*	15.11%	22.61%
reflecting applicable CDSC	10.11%	17.61%

CLASS C SHARES
not reflecting CDSC*	15.06%	22.61%
reflecting applicable CDSC	14.06%	21.61%

CLASS Y SHARES	15.29%	23.18%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

* CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

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THE KENSINGTON FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1.	ORGANIZATION

The Kensington Funds (the “Funds”) were organized on April 1, 2003 as a Delaware statutory trust (the “trust”), and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified open-end management investment company. the accompanying financial statements are those of the Kensington Real Estate Securities Fund, the Kensington Select Income Fund, the Kensington Strategic Realty Fund, and the Kensington International Real Estate Fund (individually, a “Fund”, collectively, the “Funds”). Prior to April 1, 2003, the Funds (other than the International Real Estate Fund) were separate series of the Coventry group, a Massachusetts business trust, registered under the 1940 Act as a diversified, open-end management investment company. The Funds are authorized to issue an unlimited number of beneficial interests with no par value. Each Fund offers four classes of shares: Class A, Class b, Class C, and Class Y shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class b shares are sold without a front-end load but have a deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase. Class Y shares are sold without a front-end load and no deferred sales charge. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.

The investment objective of the Kensington Real Estate Securities Fund is capital appreciation and current income through investing in a portfolio of real estate securities.

The investment objective of the Kensington Select Income Fund is high current income and potential modest long-term growth of capital.

The investment objective of the Kensington Strategic Realty Fund is total return through a combination of high current income relative to equity investment alternatives, plus long term growth of capital.

The investment objective of the Kensington International Real Estate Fund is total return through growth of capital and current income. The Fund commenced operations on April 28, 2006.

2.	SIGNIFICANT ACCOUNTING PRINCIPLES

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the united States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

The Funds invest primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales price in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgment of Kensington Investment group, Inc. (the “Adviser”) under the supervision of the Funds’ board of trustees (the “board”). In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. It is possible that the fair value determined for a security as materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are “marked-to-market” daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund’s behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Advisor to be creditworthy pursuant to guidelines established by the Board.

SECURITIES TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion discounts. Dividend income is recorded on the ex-dividend date. gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

THE KENSINGTON FUNDS

FOREIGN CURRENCY TRANSLATION

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.

WRITTEN OPTIONS

Each Fund may purchase options, write (sell) “covered” call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by decline in the market value of the underlying security during the option period. A Fund will realize a profit or loss from a closing purchase option if the cost of the transaction is less or more than the premium received from the writing of the option. For the year ended December 31, 2006, only Kensington Strategic Realty Fund held options. The following is a summary of option activity for the year ended December 31, 2006, by the Fund:

Kensington Strategic Realty Fund

Call Options	Contract	Premiums
Balance at beginning of year	—	—
Options written	5,689	1,734,462
Options closed	(3,693)	(1,027,758)
Options expired	—	—
Options Exercised	—	—
Options outstanding at the end of year	1,996	706,704

SHORT SALE TRANSACTIONS

A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. to complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash or obligations of the U.S. government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. On December 31, 2006, the Kensington Select Income Fund, the Kensington Strategic Realty Fund and the Kensington International Real Estate Fund held restricted securities representing 7.5%, 5.7% and 1.3% of net assets, respectively. The restricted securities held as of December 31, 2006 are identified below:

Security	Acquisition Date	Acquisition Cost	Number of Shares /Principal Amount	Value
Kensington Strategic Realty Fund
Arbor Realty trust	07/04	$5,440,500	362,700	$10,913,643
Asset Capital Corporation, Inc. 144A	06/05	$12,945,500	1,523,000	$13,250,100
Taberna Preferred Funding II, Ltd, Series 144A	06/05	$5,000,000	5,000	$4,550,000
Cypress Sharpridge 144A	12/06	$12,500,000	1,250,000	$12,500,000

Kensington Select Income Fund
LBA Realty Preferred, Series A, 8.75%	07/03	$20,000,000	400,000	$18,360,000
LBA Realty Preferred, Series B, 7.62%	03/04	$8,075,000	323,000	$6,460,000
Resource Capital Corporation	03/05	$6,375,000	267,900	$—
Taberna Preferred Funding, Limited,
Series 2005-3A d, 8.018%, 02/05/36 144A	09/05	$4,500,000	4,500,000	$4,343,850
Taberna Preferred Funding, Limited,
Series 2005-3A E, 9.868%, 02/05/36 144A	09/05	$4,500,000	4,500,000	$4,303,800
Taberna Preferred Funding, Limited,
Series 2005-2A F, 10.368%, 11/05/35 144A	06/05	$27,000,000	27,000,000	$26,613,900

Kensington International Real Estate Fund
Primaris Real Estate Investment Trust	12/06	$1,767,000	95,000	$1,538,052

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly for the Real Estate Securities Fund, the Strategic Realty Fund and the Select Income Fund. Dividends from net investment income, if any, are declared and paid semi-annually for the International Real Estate Fund. Net realized capital gains, if any, are declared and distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP.

SECURITIES LENDING

To generate additional income, the Kensington Select Income Fund and Kensington Strategic Realty Fund may lend up to 33.33% of the value of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Funds at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

THE KENSINGTON FUNDS

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered illiquid investments. As of December 31, 2006, the Funds had equity securities on loan as follows:

	Market
Fund	Value	Collateral
Kensington Strategic Realty Fund	$157,812,149	$161,296,833
Kensington Select Income Fund	$14,262,854	$14,400,886*

*	The cash collateral received was invested in repurchase agreements at December 31, 2006.

EXPENSES

Expenses that are directly related to a Fund are charged directly to the Fund, while expenses which are attributable to more than one Fund of the trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

REDEMPTION FEES

The Funds impose a short-term redemption fee on shares purchased and held less than 75 days. The fee is 1% of the redemption value and is deducted from the redemption proceeds.

ADMINISTRATIVE SERVICES PLAN

The Funds have adopted an Administrative Services Plan pursuant to which each Fund (or Class of shares thereof) is authorized to make payments to certain entities which may include banks, broker-dealers and other types of service providers for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship.

Under the terms of Administrative Services Plan, each Fund (or Class of shares thereof) is authorized to make payments up to a maximum rate of .25% of the average daily net assets of the Fund attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Fund	Purchases	Sales
Kensington Real Estate Securities Fund	$107,583,440	$98,941,131
Kensington Strategic Realty Fund	$1,250,511,938	$1,240,847,468
Kensington Select Income Fund	$175,538,897	$304,370,047
Kensington International Real Estate Fund	$112,208,228	$16,575,308

4.	Related Party Transactions

Investment advisory services are provided to the Funds by the Adviser, which receives investment management fees for their services pursuant to the terms of the Investment Advisory Agreements for each of the Funds (the “Advisory Agreements”). the investment advisory fees, which are computed daily and paid monthly, are payable at the following annual rates for the Funds, calculated as a percentage of the particular Fund’s average daily net assets: the Real Estate Securities Fund, 0.85%; the Select Income Fund and the International Real Estate Fund, 1.00%. The investment advisory fee for the Strategic Realty Fund is described more fully immediately below.

Pursuant to the Strategic Realty Fund’s Investment Advisory Agreement, the Fund pays the Adviser a monthly advisory fee with two components, a base component and a performance-based component, so that if the Fund’s investment performance is greater than the investment record of the Fund’s benchmark index, the FTSE NAREIT Composite Index, the Adviser earns more, and if it is less than that of the index, the Adviser earns less. The first component of the Strategic Realty Fund’s advisory fee is a “base fee,” paid monthly, equal to a monthly rate based on an annual percentage rate of 1.50% of daily net assets averaged over the most recent month (i.e., the current month for which the fee is being calculated). the second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund performed (calculated on Class A share performance for these purposes) relative to its benchmark index over a rolling 12-month period ending on the end of the most recent month (the “performance period”). the performance adjustment, which is equal, on an averaged monthly basis, to 1/12th of 15% of the difference between the performance of the Fund and the investment record of the benchmark (rounded to the third decimal place), is calculated on the Strategic Realty Fund’s net assets averaged over the performance period. The performance adjustment reaches a maximum positive or negative average monthly adjustment of 1/12th of 1.00% of the Fund’s daily net assets averaged over the performance period if the Fund outperforms, or underperforms, the investment record of the benchmark by 6.667 percentage points or more over the performance period. As the base fee and the performance adjustment are accrued daily (and not monthly), actual rates vary monthly based upon the number of days in a particular month, but, on a monthly basis, are equal, on average, to 1/12th of an annual rate. For the year ended December 31, 2006, the advisory fee paid by the Strategic Realty Fund to the Adviser (i.e., the sum of each monthly payment of the base fee, as adjusted by the performance adjustment) amounted to 0.92% of the Fund’s average daily net assets.

THE KENSINGTON FUNDS

The Adviser has contractually agreed, until December 31, 2008, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s total Fund Operating Expenses as noted below, excluding increases due to performance fee adjustments, brokerage costs, interest, taxes, and dividends and extraordinary expenses:

Fund		Total Operating Expense
Kensington Real Estate Securities Fund	Class A	1.45%
Kensington Real Estate Securities Fund	Class B	2.20%
Kensington Real Estate Securities Fund	Class C	2.20%
Kensington Real Estate Securities Fund	Class Y	1.20%
Kensington Strategic Realty Fund	Class A	2.25%
Kensington Strategic Realty Fund	Class B	3.00%
Kensington Strategic Realty Fund	Class C	3.00%
Kensington Strategic Realty Fund	Class Y	2.00%
Kensington Select Income Fund	Class A	1.60%
Kensington Select Income Fund	Class B	2.35%
Kensington Select Income Fund	Class C	2.35%
Kensington Select Income Fund	Class Y	1.35%
Kensington International Real Estate Fund	Class A	1.85%
Kensington International Real Estate Fund	Class B	2.60%
Kensington International Real Estate Fund	Class C	2.60%
Kensington International Real Estate Fund	Class Y	1.60%

The Funds have agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. For the year ended December 31, 2006, the amounts reimbursed to the Advisor remaining available for reimbursement were as follows:

Fund	Reimbursed From Adviser Year Ended December 31, 2006	Remaining Available for Repayment
Kensington Real Estate Securities Fund	$ (4,009)	$ 164,507
Kensington International Real Estate Fund	$ (90,685)	$ 90,685

In 2004, the Adviser informed the Funds’ Board of Trustees that it had received an inquiry from the staff of the Securities and Exchange Commission (“Staff”) regarding the advisory fee computations for the Strategic Realty Fund made by the prior Fund administrator. Specifically, the Staff expressed the belief that the advisory fee computations by the prior Fund administrator may be incorrect. In January 2006, the Adviser made a payment of $790,962 to the Strategic Realty Fund in satisfaction of the settlement amount mutually agreed upon by the Adviser and the Staff. This amount was accrued as a receivable by the Strategic Realty Fund at December 31, 2005 and credited to paid-in capital.

The Adviser has voluntarily agreed to reimburse the Strategic Realty Fund for certain legal fees and expenses up to $100,000. The Adviser will not seek repayment for the reimbursed legal fees and expenses. For the year ended December 31, 2006, the Adviser reimbursed the Fund $26,893 of such fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) serve as the Funds’ administrator, transfer agent and fund accountant. Quasar distributors, LLC, an affiliate of USBFS, serve as the Funds’ distributor (the “distributor”) and principal underwriter.

Certain Officers and Trustees of the Trust are affiliated with the Adviser. Such Officers and Trustees receive no compensation from the Trust for serving in their respective roles. An officer of the Adviser and the Trust serves as the Trust’s Chief Compliance Officer and receives an annual compensation of $100,000 from the Trust. Each of the Non-Interested Trustees receives a $3,000 fee for each Board meeting attended and any travel expenses incurred, which is allocated amongst the Funds. Each of the Non-Interested Trustees also receives a $12,000 annual retainer paid quarterly. The Chairman of the Audit Committee receives $500 for each board meeting attended and an annual retainer of $7,500. If all quarterly meetings are attended, total annual compensation for each Non-Interested Trustee is $24,000 ($33,500 for the Audit Committee Chairman). Trustees are also reimbursed for expenses related to their service to the Funds.

AFFILIATED COMPANY TRANSACTIONS

The Kensington Strategic Realty Fund and the Kensington Select Income Fund had investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as “affiliated” companies. The following is a summary of transactions for each issuer who was an affiliate during the year ended December 31, 2006:

Issuer	Share Balance, Dec. 31, 2005	Aggregate Purchase Cost	Aggregate Sales Cost	Net Realized Gain (Loss)	Income	Share Balance, Dec. 31, 2006		Value, Dec. 31, 2006
STRATEGIC REALTY FUND
BNP Residential Properties Inc.	329,500+	$4,037,557	$282,150	$114,463	$474,942	551,700		$13,323,555
Feldman Mall Properties Inc.	888,075	940,681	821,288	(78,913)	830,204	909,899		11,373,737

Hersha Hospitality Trust	1,420,400	105,308	2,075,833	(112,002)	971,604	—	*	—
Newkirk Realty Trust Inc.	1,113,100	1,527,866	3,087,573	61,583	1,809,825	1,015,700		18,323,228

Winthrop Realty Trust	2,555,350	1,100,236	3,227,264	1,592,244	746,065	—	*	—
TOTAL		$7,711,648	$9,494,108	$1,577,375	$4,832,640			$43,020,520
SELECT INCOME FUND
Newkirk Realty Trust Inc.	1,893,000	—	—	48,670	3,124,575	1,870,500		33,743,820
TOTAL		$—	$—	$48,670	$3,124,575			$33,743,820

+	Issuer was not an affiliated company at December 31, 2005
*	Issuer was not an affiliated company at December 31, 2006

5.	CONCENTRATION OF CREDIT RISK

Each Fund invests a substantial portion of assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic developments in the real estate industry than would a diversified equity fund.

6.	LEVERAGE

The Kensington Select Income Fund and Kensington Strategic Realty Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. Each of the Kensington Select Income Fund and Kensington Strategic Realty Fund maintains a line of credit with Custodial Trust Company up to a maximum amount of 33.33% of each Fund’s assets (total assets including borrowings, less liabilities exclusive of borrowings). Borrowings under this arrangement bear interest ranging from 0.625% to 0.75% above the Fed Funds rate. The average interest rate charged and the average outstanding demand loan payable to Custodial Trust Company for the year ended December 31, 2006 was as follows:

Fund	Average Interest Rate	Average Outstanding Demand Loan Payable
Kensington Strategic Realty	5.68%	$ 152,735,318
Kensington Select Income Fund	5.72%	$ 122,907,694

7.	FEDERAL TAX INFORMATION

It is the policy of each Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income and excise taxes. Therefore, no federal income or excise tax provision is required. The tax character of distributions paid to shareholders during the year ended December 31, 2006 was as follows:

	Kensington Real Estate Securities Fund	Kensington Strategic Realty Fund	Kensington Select Income Fund	Kensington International Real Estate Fund
Distribution Paid from:
Ordinary Income	$4,966,362	$29,029,803	$34,601,280	$2,731,033
Net Long term Capital Gains	3,211,059	43,835,646	19,480,807	—
Return of Capital	—	—	3,651,482
Totals	$8,177,421	$72,865,449	$57,733,569	$2,731,033

The tax character of distributions paid to shareholders during the year ended December 31, 2005 was as follows:

	Kensington Real Estate Securities Fund	Kensington Strategic Realty Fund	Kensington Select Income Fund
Distribution Paid from:
Ordinary Income	$2,062,871	$29,602,594	$41,864,305
Net Long term Capital gains	5,471,634	52,217,737	18,823,901
Return of Capital	—	918,162	327,001
Totals	$7,534,505	$82,738,493	$61,015,207

The character of distributions paid may differ from the Statement of Changes in Net Assets, because for tax purposes, short term capital gain distributions are treated as ordinary income.

The amount and character of income and capital gain distributions to be paid by the Funds are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The book/tax differences are either considered temporary or permanent in nature. Temporary differences are attributable to differing book and tax treatment for the timing of the recognition of gains and losses on certain investment transactions.

Permanent book and tax basis differences may result in reclassification among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital. These reclassifications have no impact on the net asset value of the Funds. As of December 31, 2006, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

	Undistributed Net Investment Income	Undistributed Net Realized Gain(Loss)	Paid-in Capital
Real Estate Securities Fund	$288,256	$(288,256)	$—
Strategic Realty Fund	9,905,726	(9,905,726)	—
Select Income Fund	5,842,054	(2,190,572)	(3,651,482)
International Real Estate Fund	339,565	(339,565)	—

Permanent differences are primarily due to REIT adjustments, income adjustments related to passive foreign investment companies and distribution reclasses.

As a result of an error in the calculation of net asset value, the Adviser reimbursed the Select Income Fund $51,384. This amount has been reflected throughout the financial statements as other capital contributions.

THE KENSINGTON FUNDS

As of December 31, 2006 the components of accumulated earnings on a tax basis were as follows:

	Kensington Real Estate Securities Fund	Kensington Strategic Realty Fund	Kensington Select Income Fund	Kensington International Real Estate Fund
Cost of Investments for tax purposes	$66,860,926	$740,205,493	$788,307,989	$103,265,201
Gross tax unrealized appreciation	24,026,609	178,107,930	56,490,213	13,394,773
Gross tax unrealized depreciation	(539,583)	(17,716,852)	(9,435,524)	(7,216,184)
Net unrealized appreciation	23,487,026	160,391,078	47,054,689	6,178,589
Undistributed Ordinary Income	357,948	5,732,635	—	5,362,846
Undistributed Long term Capital
Gains	1,208,979	10,942,238	—	—
Other Accumulated gains (Losses)	—	(9,389,572)	—	(120,732)
Total Accumulated Earnings (Losses) $	$25,053,953	$167,676,379	$47,054,689	$11,420,703

8.	SERVICE AND DISTRIBUTION PLAN

The Trust, on behalf of each Fund has adopted a Service and distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate the distributor for services provided and expenses incurred in connection with the distribution and marketing of shares of the Fund and Servicing of each Fund’s shareholders. Currently, the distributor is compensated 0.25% per annum of the Class A shares average daily net assets and 1.00% per annum of the Class b and Class C shares average daily net assets.

9.	ACCOUNTING PRONOUNCEMENTS

In July, 2006, the Financial Accounting Standards board (“FASB”) released FASB Interpretation No.
48 “Accounting for uncertainty in Income taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In December, 2005, the Financial Accounting Standards board (“FASB”) released Financial Accounting Standard board Statement No. 157 Fair value Measurements (“SFAS 157”). SFAS 157 establishes a fair valuation hierarchy to increase consistency and comparability in fair value measurements and related disclosures. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of SFAS 157 and its impact on the financial statements has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Board of Trustees and Shareholders
The Kensington Funds

We have audited the accompanying statements of assets and liabilities of the Kensington Funds (comprising, respectively, the Real Estate Securities Fund, Select Income Fund, Strategic Realty Fund, and International Real Estate Fund), including the schedules of investments, as of December 31, 2006, and the related statements of operations and cash flows for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Kensington Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight board (united States). those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned and securities sold, not yet purchased as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Kensington Funds at December 31, 2006, the results of their operations and cash flows for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and their financial highlights for each of the five fiscal years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
February 23, 2007

THE KENSINGTON FUNDS

OTHER DISCLOSURES (Unaudited)

1.	PROXY VOTING POLICIES AND PROCEDURES

The Investment Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the trust’s board of trustees. You may obtain a description of these procedures, without charge, by calling toll-free 1-800-253-2949. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

2.	PROXY VOTING RECORD

Information regarding how the advisors of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-253-2949. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

3.	FORM N-Q DISCLOSURE

The Trust files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4.	SUPPLEMENTAL TAX INFORMATION (Unaudited)

For the Fiscal year ended December 31, 2006, the funds designated long-term capital gains dividends as follows:

Real Estate Securities Fund	$3,211,059
Strategic Realty Fund	$43,835,646
Select Income Fund	$19,480,807
International Real Estate Fund	$—

For the Fiscal year ended December 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and growth tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Real Estate Securities Fund	5.07%
Strategic Realty Fund	10.49%
Select Income Fund	38.99%
International Real Estate Fund	4.93%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2006, was as follows:

Real Estate Securities Fund	4.0%
Strategic Realty Fund	8.6%
Select Income Fund	35.7%
International Real Estate Fund	0.0%

The percent of ordinary income distributions designated as interest related dividends applicable to foreign shareholders only pursuant to Internal Revenue Code Section 871(k)(1)(C) for the fiscal year ended December 31, 2006, was as follows:

Real Estate Securities Fund	1.18%
Strategic Realty Fund	0.00%
Select Income Fund	6.50%
International Real Estate Fund	0.73%

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, the designation of short-term capital gains applicable to foreign shareholders is as follows:

Real Estate Securities Fund	92.33%
Strategic Realty Fund	70.03%
Select Income Fund	0.00%
International Real Estate Fund	9.04%

THE KENSINGTON FUNDS

FUND MANAGEMENT (Unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 253-2949.

Name, Address and Age	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By trustee	Other Directorships Held by Trustee
Interested Trustees
John P. Kramer* 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 49	Trustee and President	Since 2003	President, Kensington Investment group, Inc. (since August 1993)	5	None

Non-Interested Trustees
Frank C. Marinaro 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 45	Trustee	Since 2003	Portfolio Manager, Emery and Howard Portfolio Management (since 1993)	5	None

David R. Pearce 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 48	Trustee and Chairman	Since 2003	Director of Finance, Weston Nurseries (since 2005) Private Investor, 2005. From 1996 to 2004, vice President, Chief Financial Officer, and Treasurer, Geerlings & Wade (wine retailer)	5	None

Robert Sablowksy 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 69	Trustee	Since 2006	Senior vice President since July 2002, and prior thereto, Executive vice President of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker- dealer).	5	The RBB Fund, Inc.

*	Mr. Kramer is considered to be an “interested person” of the Trust as defined in the 1940 Act due to his employment with Kensington Investment Group, Inc., the Funds’ investment adviser.
**	Trustees hold their position with the Trust until their resignation or removal.

OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

Name, Address and Age	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years
Paul Gray 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 41	Vice President	Since 2003	From 1993 to present, Managing director of Kensington Investment Group, Inc.

Craig M. Kirkpatrick 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 44	Vice President	Since 2003	From 1993 to present, Managing director of Kensington Investment Group, Inc.

Cynthia M. Yee 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 41	Secretary, Treasurer and Chief Compliance Officer	Since 2003	From 1994 to present, Executive vice President and Chief Financial Officer of Kensington Investment Group, Inc.

** Officers hold their positions with the Trust until a successor has been duly elected and qualified.

THE KENSINGTON FUNDS

BOARD OF TRUSTEES CONSIDERATION OF THE APPROVAL OF THE
CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENTS FOR EACH OF THE FUNDS

In accordance with the Investment Company Act of 1940, the Board of Trustees is required, on an annual basis, at an in-person meeting of the Board called for such purpose, to consider the continuation of each of the Investment Advisory Agreements with the Adviser. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate, and the duty of the Adviser to furnish, such information as may reasonably be necessary to allow the Board to properly consider the continuation of the Advisory Agreements.

Accordingly, in determining whether to renew the Advisory Agreements, the Board requested, and the Adviser provided, information and data relevant to the board’s consideration. This included information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the board also considered and relied upon the information about the Funds and the Adviser that had been provided to them throughout the year in connection with their regular board meetings at which they engage in the ongoing oversight of the Funds and their operations. The Independent Trustees were counseled during this process by independent legal counsel, as such term is defined in the rules under the Investment Company Act of 1940, who reviewed with them their duties and responsibilities with respect to their consideration of the continuation of the Advisory Agreements.

The Board held an in-person meeting on December 8, 2006, at which they considered the renewal of each of the Advisory Agreements and the board engaged in a thorough review process in connection with determining whether or not to continue the Advisory Agreements. during this meeting, the Board reviewed relevant information and data provided by the Adviser and the board met with representatives of the Adviser and discussed with them their investment process, the investment results of the Funds, compensation arrangements for the portfolio managers, brokerage practices used for the Funds, and matters relating to the distribution and marketing of the Funds.

In reviewing the proposed continuation of each of the Advisory Agreements, the Board noted the applicable investment objectives, strategies and fee arrangements of each Fund, and noted the Adviser’s specialized investment expertise in the area of real estate securities investing and the types of investment strategies utilized by the Adviser with respect to each of the Funds. In considering the differing fee schedules applicable to each of the Funds, the Board discussed with representatives of the Adviser their reasons for assessing different fees in connection with the Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

The Board then considered information regarding each of the Funds separately and reviewed with the representatives of the Adviser various performance and expense information for each of the Funds, changes in total assets for each of the Funds, the costs of providing services and the profitability to the Adviser of managing and advising each of the Funds, as follows:

1. Kensington Real Estate Securities Fund. The Board first reviewed information and materials regarding the Real Estate Securities Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The review of Fund performance took into account the performance of the Fund since its inception on December 31, 2002. The Board then engaged in discussions with the representatives of the Adviser regarding the Real Estate Securities Fund in order to discuss the investment operations of the Fund and they responded to questions from the Board regarding investment matters with respect to the Fund. The Board also considered and discussed the level of assets in the Fund throughout the year and the marketing efforts utilized in order to promote the continued growth of the Fund.

2. Kensington Select Income Fund. The Board next reviewed information and materials regarding the Select Income Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The review of Fund performance took into account the performance of the Fund since its inception on March 31, 2001. The Board then engaged in discussions with the representatives of the Adviser regarding the Select Income Fund in order to discuss the investment operations of the Fund and they responded to questions from the Board regarding investment matters with respect to the Fund. The Board members considered the current benchmark index for the Fund in connection with the Fund’s stated investment objective of seeking high current income with the potential for modest long-term growth of capital by investing primarily in real estate securities, and the board determined that the benchmark selected remained reasonable. The Board also considered and discussed the level of assets in the Fund throughout the year and the marketing efforts utilized in order to promote the continued growth of the Fund.

3. Kensington Strategic Realty Fund. The Board then reviewed information and materials regarding the Strategic Realty Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The review of Fund performance took into account the performance of the Fund since its inception on September 15, 1999. In connection with its review of matters with respect to the Strategic Realty Fund, the Board considered the terms and conditions of the performance fee arrangement applicable to the Fund and the methodology used to calculate the fee. The Board then engaged in discussions with the representatives of the Adviser regarding the Strategic Realty Fund in order to discuss the investment operations of the Fund and they responded to questions from the board regarding investment matters with respect to the Fund. The Board also considered and discussed the level of assets in the Fund throughout the year and the marketing efforts utilized in order to promote the continued growth of the Fund.

4. Kensington International Real Estate Fund. The Board next reviewed information and materials regarding the International Real Estate Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The review of Fund performance took into account the performance of the Fund since its inception on April 28, 2006, and it was noted that the Fund was being reviewed with respect to less than twelve months of performance operations because the Fund only commenced operations during the current year. The Board then engaged in discussions with the representatives of the Adviser regarding the International Real Estate Fund in order to discuss the investment operations of the Fund and they responded to questions from the Board regarding investment matters with respect to the Fund.

THE KENSINGTON FUNDS

The Board also considered and discussed the level of assets in the Fund since its inception earlier in the year and the marketing efforts utilized in order to promote the growth of the Fund, and the Board took note of the growth in assets of the Fund.

The Board then continued with its review of the proposed continuation of each of the Advisory Agreements Among the factors the Board considered was the overall performance of the Funds relative to the performance of their benchmarks and other mutual funds in each Funds’ peer group on a long-term basis and over shorter time periods the Board took note of the fact that the performance results achieved by the Adviser for each of the Funds were produced in a manner consistent with the stated investment objectives and policies of each of the Funds. The Board also took note of the relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board compared expenses of each Fund to the expenses of its peers. They noted the range of investment advisory and administrative services provided by the Adviser to the Funds and the level and quality of these services, and in particular, they noted the high quality of the personnel providing these services. The Board also reviewed financial information concerning the Adviser relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to the Adviser, and the financial soundness of the Adviser as demonstrated by the financial information provided was also noted. In connection with its review of the profitability of the Adviser with respect to its management of the Funds, the Board reviewed with the Adviser the fact that the Funds are not currently subject to any breakpoints on the advisory fees as assets in the Funds increase Representatives of the Adviser informed the Board that they would be willing to further review the subject of breakpoints on the investment advisory fees in the future in the event that sufficient assets are accumulated in the Funds that would make economies of scale feasible. The Board also considered information regarding the fees that the Adviser charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved. The Board then reviewed the Funds’ brokerage practices, including its soft dollar arrangements and its best-execution procedures.

In connection with the Board’s consideration of the continuation of the Advisory Agreements, the Board also took into consideration the fact that the Adviser had agreed to extend the term of an Expense Limitation Agreement between the Adviser and each of the Funds pursuant to which the Adviser has agreed to limit the total operating expenses of each class of shares of the Funds in accordance with the conditions set forth in the Expense Limitation Agreement. The Adviser noted its willingness to extend the term of the Expense Limitation Agreement for another full year, until December 31, 2008. The Board considered and discussed the material terms and conditions of the Expense Limitation Agreement and noted that it allows the Adviser to recoup certain previously waived fees under certain circumstances if the total expenses of the subject Fund have been sufficiently reduced as set forth in the Agreement.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall investment performance of the Funds, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use by the Adviser of the Expense Limitation Agreements in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the board voted to renew the Agreements for an additional one-year period, subject to the applicable expense limitations on the total operating expenses of the Funds as considered and approved at the meeting.

INVESTMENT ADVISER

Kensington Investment Group, Inc.
4 Orinda Way, Suite 200 C
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL

Dechert LLP 1775 I Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

CUSTODIAN

Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Funds. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Past performance may not be indicative of future results.

Investment returns and principal value will less than their original cost. Investments in the Funds are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By investment plan and should be considered a long-term investment for investors who can afford to tolerate changes in the value of their investments.
02/07

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. David R. Pearce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2006	FYE 12/31/2005
Audit Fees	$120,000	$95,296
Audit-Related Fees	$0	$0
Tax Fees	$24,000	$10,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2006	FYE 12/31/2005
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Kensington Funds

By (Signature and Title) /s/John P. Kramer
John P. Kramer, President

Date   03/07/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/John P. Kramer
John P. Kramer, President

Date   03/07/07

By (Signature and Title) /s/Cynthia M. Yee
Cynthia M. Yee, Treasurer

Date   03/07/07